Annual
Report

                                                               October 31, 1998

Franklin Value Investors Trust


   Franklin Balance Sheet Investment Fund
   Franklin MicroCap Value Fund
   Franklin Value Fund

[FRANKLIN TEMPLETON LOGO]

[FRANKLIN TEMPLETON 50 YEARS CELEBRATION LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


                                    [PICTURE OF WILLIAM J. LIPPMAN]

                                    William J. Lippman
                                    President
                                    Franklin Value Investors Trust

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Value Investors Trust's annual report for the period ended October 31, 1998.

FOREIGN STORMS BRING RAIN

Although El Nino's effects on domestic weather subsided in June, the U.S. stock market faced its own version of adverse elements in August. On August 31, storm clouds rained on American stock markets, washing away much of the first half of 1998's spectacular gains. On that day the Dow Jones(R) Industrial Average (DJIA) lost 512.61 points or 6.37% of its value.(1) Many analysts attributed this slide to concerns about Russia's economic and political stability as well as evidence that the Asian countries' economic problems are more deep-seated than originally believed. At home, 1998 U.S. corporate profits, through the end of the reporting period, fell significantly from 1997 levels. Those companies with significant Asian exports, competing with Asian products or those in commodity businesses like paper, oil and steel were especially hard hit.


CONTENTS

Shareholder Letter ...............  1

Fund Reports

Franklin Balance Sheet
Investment Fund ..................  5

Franklin MicroCap
Value Fund ....................... 12

Franklin Value Fund .............. 18

Financial Highlights &
Statement of Investments ......... 32

Financial Statements ............. 52

Notes to
Financial Statements ............. 56

Independent
Auditors' Report ................. 64

Tax Information .................. 65


[FUND CATEGORY PYRAMID GRAPHIC]



1. Source: Bloomberg.

Responding to global financial problems, the Federal Reserve Board (the Fed) gradually eased monetary policy in September and October. The Fed's monetary policy panel, the Federal Open Market Committee, twice cut the federal funds target rate by 0.25%, to 5.00%, hoping to revive growth. The Fed's move attempted to prevent a recession by providing liquidity to the financial system and making it easier for major corporations to obtain favorable lending from banks. This interest-rate cut outshone lackluster earnings announcements and fueled October's stock market rally, with the DJIA surging 749.48 points, or 9.61% for the month. Of course, this gain followed on the heels of August's 14.91% DJIA drop, which was the biggest monthly percentage decline since October 1987.

At the same time, the very factors negatively impacting the U.S. stock market -- the slowing domestic economy and Russian and Asian economic turmoil -- provided a boost to the U.S. bond market. Foreign investors flocking to U.S. bonds, especially U.S. Treasuries, as a "safe haven" from stock market volatility abroad, and low inflation at home drove bond prices higher. Bond price and yield move in an inverse relationship, so yields on long-term bonds fell to their lowest levels in years. The benchmark 30-year U.S. Treasury bond, after falling as low as 4.70%, ended the reporting period yielding 5.15%, compared with 6.15% a year earlier.(1)

What is an investor to do faced with widely fluctuating markets? While the phrase "investment value may go down as well as up" abounds in financial literature, the stock market's unusually high gains in the past few years may have led many investors to believe otherwise. Putting the 1990s into historical perspective, it is worth noting that the average yearly gain in the S&P 500(R), which paints a broader picture of the U.S. market than the DJIA, has been +10.51% since 1930; however, from January 1, 1990, through June 30, 1998, the S&P 500 rose an average of +17.81% a year.(2) Also, there have been fewer market corrections during the 1990s than previous decades, with a market correction being defined as a 10% or greater decline over a period of days, weeks or months.

WEATHERPROOFING YOUR PORTFOLIO

In times like these, it's easy to understand why people can become emotional about their investments. That's why I believe investors should call their investment representatives, and plan to cover three points in their conversations. One, review their current financial plans, recalling their goals and why they made their investment choices in the first place. Two, discuss the value of diversification, which can help reduce the risk that any one type of security will have a negative impact on an overall portfolio, and check if their investments are still properly diversified. As shown during the reporting period, the bond and stock markets often behave differently. In each of the five years since 1973 that stocks posted negative annual returns, bonds posted positive returns.(3) Three, review their investment timeframe to help put recent market declines into perspective and avoid turning what could be only a temporary paper loss into a permanent one. Maintaining a long-term outlook is one of the keys to weathering market volatility.


2. Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson
Associates.
3. Source: For bond market statistics based on the Lehman Brothers Government/ Corporate Bond Index - Lehman Brothers; for stock measured by the S&P 500 Index
- Standard & Poor's(R).

"While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind."

An important component of a long-term approach is setting up a regular investment plan. Investing on a scheduled basis, regardless of market directions, can help investors take advantage of market downturns when prices are low, and benefit from any market rallies. We encourage you to contact your investment representative to discuss setting up a regular investment plan. While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Cordially,


/S/ William J. Lippman
------------------------------
William J. Lippman
President
Franklin Value Investors Trust

FRANKLIN BALANCE SHEET
INVESTMENT FUND

Your Fund's Goal: Franklin Balance Sheet Investment Fund seeks high total return as well as capital appreciation by investing primarily in securities that we believe are undervalued in the marketplace. The fund will also seek income when deemed consistent with its goal.

We are pleased to report that as of the fund's fiscal year-end on October 31, 1998, your fund's cumulative total return was -3.14% compared with 3.63% for the unmanaged Wilshire Small Company Value Index.(1) We use this index as the fund's benchmark because most of the "bargains" we have found over the years have been small companies, which dominate the category for our low price-to-book value investment criteria. The fund's performance, as well as that of its benchmark index, reflects Wall Street's general tendency in the past year's unsettled market to equate safety with large size and trading liquidity. In contrast, Franklin Balance Sheet Investment Fund looks for safety in financial strength and low cost. The less investor "exuberance" associated with a stock when we buy it, the safer we feel. We believe that prudent buying, where assets are relatively cheap,

1. Source: Standard & Poor's Micropal. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 33 of this report.

should produce superior gains over time. Although we dislike seeing our share value decline, we find it encouraging to see so many financially strong companies become available at attractive prices, and anticipate putting money to work on favorable terms.

The fund ended the year with positions in 149 companies, representing 75.4% of total net assets, and another 4.2% in closed-end funds. Our only bond holding accounted for 0.3% of total net assets, while our cash position made up 20.1%. The fund's net cash flow during the year remained positive at $395,729,810. Although open only to retirement accounts and existing shareholders, the fund generated sufficient cash flow to enable us to take advantage of new portfolio opportunities.

The financial sector continued as the portfolio's largest industry weighting, followed by utilities and consumer durables, as of the end of the reporting period. We still like certain electric utilities that are confronting stranded asset questions brought on by the move to retail competition. We also found value in some of the retailers whom we felt investors, fearing a possible economic slowdown, penalized too much. The portfolio holds many economically sensitive companies that we think should survive any downturn, and could perform nicely if the economy avoids a slump.

TOP 10 HOLDINGS
FRANKLIN BALANCE SHEET
INVESTMENT FUND
10/31/98

COMPANY                    % OF TOTAL
INDUSTRY                   NET ASSETS
-------------------------------------
Entergy Corp.                 3.14%
Utilities

American National             2.87%
Insurance Co.
Finance

Niagara Mohawk                2.69%
Power Corp.
Utilities

Castle & Cooke, Inc.          1.90%
Consumer Durables

CMP Group, Inc                1.87%
Utilities

Overseas Shipholding          1.86%
Group, Inc
Transportation

American General Corp.        1.85%
Finance

Charming Shoppes, Inc.        1.69%
Retail Trade

Handleman Co.                 1.63%
Commercial Services

LTV Corp.                     1.63%
Non-Energy Minerals

During third quarter 1998, the fund made a significant equity investment in Galoob Toys that paid off when the company announced a deal to be bought out by Hasbro Inc. for $12 per share, about 56% above our average purchase cost. Other takeovers, such as Bertucci's, Inc., A.P. Green Industries, Inc., Ameriwood Industries International Corp., and Rochester & Pittsburgh Coal Co., accounted for much of the selling during the past few months. We reduced some positions in companies with weakening balance sheets. Our near-term goal is to capture opportunities among "the best of the cheap," capitalizing on the recent negative investor sentiment toward smaller companies.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

Franklin Balance Sheet Investment Fund produced a -3.14% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 11, the fund delivered a +228.25% cumulative total return since inception on April 2, 1990.

The fund's share price, as measured by net asset value, decreased $3.36, from $35.22 on October 31, 1997, to $31.86 on October 31, 1998. During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 51 cents ($0.51), 66.11 cents ($0.6611) in short-term capital gains, and $1.1369 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

The graph on page 10 compares the performance of the fund with that of the Wilshire Small Company Value Index, which is composed of 250 stocks representing nine different sectors. Keep in mind that an unmanaged market index has inherent performance


8                         Past performance is not predictive of future results.

differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Balance Sheet Investment Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.


Past performance is not predictive of future results.                         9

                         TOTAL RETURN INDEX COMPARISON
                     Franklin Balance Sheet Investment Fund
                     $10,000 Investment (4/2/90 - 10/31/98)

                                  [LINE GRAPH}

Franklin Value Investors Trust
Annual Report
October 31, 1998.


GRAPHIC MATERIAL (2)

This graph compares the performance Franklin Balance Sheet Investment Fund, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Small Company Value Index and CPI from 4/2/90 -10/31/98.

  DATE        FRANKLIN BALANCE SHEET  WILSHIRE SMALL CO.         CPI                 Wil. %             CPI %
                  INVESTMENT FUND        VALUE INDEX
-------------------------------------------------------------------------------------------------------------
 4/2/90              $ 9,849               $10,000             $10,000
 4/30/90             $ 9,547               $ 9,524             $10,016               -4.76%             0.16%
 5/31/90             $ 9,947               $ 9,856             $10,039                3.49%             0.23%
 6/30/90             $ 9,856               $ 9,691             $10,093               -1.68%             0.54%
 7/31/90             $ 9,685               $ 9,208             $10,132               -4.98%             0.38%
 8/31/90             $ 8,792               $ 8,565             $10,225               -6.99%             0.92%
 9/30/90             $ 7,940               $ 7,976             $10,311               -6.87%             0.84%
10/31/90             $ 7,647               $ 7,702             $10,373               -3.44%             0.60%
11/30/90             $ 8,099               $ 8,161             $10,395                5.96%             0.22%
12/31/90             $ 8,325               $ 8,451             $10,395                3.56%             0.00%
 1/31/91             $ 8,902               $ 8,854             $10,458                4.76%             0.60%
 2/28/91             $ 9,764               $ 9,627             $10,473                8.74%             0.15%
 3/31/91             $10,050               $ 9,942             $10,489                3.27%             0.15%
 4/30/91             $10,325               $10,281             $10,505                3.41%             0.15%
 5/31/91             $10,626               $10,681             $10,536                3.89%             0.30%
 6/30/91             $10,468               $10,615             $10,567               -0.62%             0.29%
 7/31/91             $10,571               $11,145             $10,583                4.99%             0.15%
 8/31/91             $10,633               $11,582             $10,613                3.92%             0.29%
 9/30/91             $10,647               $11,658             $10,660                0.66%             0.44%
10/31/91             $10,779               $11,890             $10,676                1.99%             0.15%
11/30/91             $10,709               $11,650             $10,707               -2.02%             0.29%
12/31/91             $11,246               $12,592             $10,715                8.09%             0.07%
 1/31/92             $11,564               $13,029             $10,731                3.47%             0.15%
 2/29/92             $11,966               $13,343             $10,769                2.41%             0.36%
 3/31/92             $12,022               $13,509             $10,824                1.24%             0.51%
 4/30/92             $11,930               $13,873             $10,839                2.70%             0.14%
 5/31/92             $12,065               $14,130             $10,855                1.85%             0.14%
 6/30/92             $12,015               $14,136             $10,894                0.04%             0.36%
 7/31/92             $12,764               $14,676             $10,917                3.82%             0.21%
 8/31/92             $12,379               $14,589             $10,947               -0.59%             0.28%
 9/30/92             $12,221               $14,700             $10,978                0.76%             0.28%
10/31/92             $12,451               $14,829             $11,016                0.88%             0.35%
11/30/92             $13,003               $15,516             $11,032                4.63%             0.14%
12/31/92             $13,724               $16,273             $11,024                4.88%            -0.07%
 1/31/93             $14,031               $16,822             $11,078                3.37%             0.49%
 2/28/93             $14,121               $17,205             $11,117                2.28%             0.35%
 3/31/93             $14,593               $17,792             $11,156                3.41%             0.35%
 4/30/93             $14,555               $17,311             $11,187               -2.70%             0.28%
 5/31/93             $14,969               $17,433             $11,202                0.70%             0.14%
 6/30/93             $15,150               $17,659             $11,218                1.30%             0.14%
 7/31/93             $15,626               $18,016             $11,218                2.02%             0.00%
 8/31/93             $16,865               $18,477             $11,250                2.56%             0.28%
 9/30/93             $16,888               $18,873             $11,273                2.14%             0.21%
10/31/93             $17,411               $18,829             $11,319               -0.23%             0.41%
11/30/93             $17,100               $18,185             $11,327               -3.42%             0.07%
12/31/93             $17,233               $18,571             $11,327                2.12%             0.00%
 1/31/94             $17,722               $18,738             $11,358                0.90%             0.27%
 2/28/94             $17,517               $18,427             $11,397               -1.66%             0.34%
 3/31/94             $16,940               $17,843             $11,435               -3.17%             0.34%
 4/30/94             $17,153               $18,075             $11,451                1.30%             0.14%
 5/31/94             $17,343               $17,968             $11,459               -0.59%             0.07%
 6/30/94             $17,390               $17,973             $11,498                0.03%             0.34%
 7/31/94             $17,802               $18,489             $11,529                2.87%             0.27%
 8/31/94             $18,301               $18,927             $11,575                2.37%             0.40%
 9/30/94             $18,285               $18,549             $11,607               -2.00%             0.27%
10/31/94             $18,007               $18,239             $11,615               -1.67%             0.07%
11/30/94             $17,411               $17,748             $11,630               -2.69%             0.13%
12/31/94             $17,490               $18,206             $11,630                2.58%             0.00%
 1/31/95             $18,016               $18,580             $11,676                2.05%             0.40%
 2/28/95             $18,817               $19,230             $11,723                3.50%             0.40%
 3/31/95             $19,214               $19,128             $11,762               -0.53%             0.33%
 4/30/95             $19,847               $19,664             $11,801                2.80%             0.33%
 5/31/95             $20,260               $20,114             $11,824                2.29%             0.20%
 6/30/95             $20,731               $20,653             $11,848                2.68%             0.20%
 7/31/95             $21,227               $21,361             $11,848                3.43%             0.00%
 8/31/95             $21,789               $21,874             $11,879                2.40%             0.26%
 9/30/95             $22,032               $22,565             $11,902                3.16%             0.20%
10/31/95             $21,485               $22,437             $11,942               -0.57%             0.33%
11/30/95             $22,228               $23,258             $11,933                3.66%            -0.07%
12/31/95             $22,745               $23,623             $11,925                1.57%            -0.07%
 1/31/96             $22,856               $23,809             $11,995                0.79%             0.59%
 2/29/96             $23,018               $24,005             $12,034                0.82%             0.32%
 3/31/96             $23,589               $24,382             $12,096                1.57%             0.52%
 4/30/96             $24,196               $24,306             $12,144               -0.31%             0.39%
 5/31/96             $24,666               $24,661             $12,167                1.46%             0.19%
 6/30/96             $24,443               $24,727             $12,174                0.27%             0.06%
 7/31/96             $23,860               $23,583             $12,197               -4.63%             0.19%
 8/31/96             $24,649               $24,472             $12,220                3.77%             0.19%
 9/30/96             $24,864               $25,181             $12,259                2.90%             0.32%
10/31/96             $25,122               $25,494             $12,299                1.24%             0.32%
11/30/96             $26,122               $27,089             $12,322                6.26%             0.19%
12/31/96             $26,727               $27,268             $12,322                0.66%             0.00%
 1/31/97             $27,712               $27,672             $12,361                1.48%             0.32%
 2/28/97             $28,171               $28,308             $12,400                2.30%             0.31%
 3/31/97             $27,635               $27,547             $12,431               -2.69%             0.25%
 4/30/97             $27,503               $28,051             $12,446                1.83%             0.12%
 5/31/97             $29,187               $30,014             $12,438                7.00%            -0.06%
 6/30/97             $30,818               $31,110             $12,453                3.65%             0.12%
 7/31/97             $32,055               $32,790             $12,468                5.40%             0.12%
 8/31/97             $32,225               $33,154             $12,492                1.11%             0.19%
 9/30/97             $34,354               $34,981             $12,523                5.51%             0.25%
10/31/97             $33,377               $34,022             $12,554               -2.74%             0.25%
11/30/97             $33,197               $34,713             $12,547                2.03%            -0.06%
12/31/97             $33,669               $36,115             $12,532                4.04%            -0.12%
 1/31/98             $33,609               $35,086             $12,555               -2.85%             0.19%
 2/28/98             $35,606               $37,567             $12,579                7.07%             0.19%
 3/31/98             $36,958               $39,103             $12,603                4.09%             0.19%
 4/30/98             $37,452               $38,927             $12,626               -0.45%             0.18%
 5/31/98             $36,968               $37,876             $12,649               -2.70%             0.18%
 6/30/98             $36,685               $37,228             $12,664               -1.71%             0.12%
 7/31/98             $34,716               $34,518             $12,679               -7.28%             0.12%
 8/31/98             $30,990               $30,400             $12,694               -11.93%            0.12%
 9/30/98             $31,710               $31,303             $12,709                2.97%             0.12%
10/31/98             $32,329               $32,439             $12,740                3.63%             0.24%

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


10           Past performance is  not predictive of future results.

PERFORMANCE

Franklin Balance Sheet Investment Fund
Periods ended 10/31/98

                                                                        SINCE
                                                                      INCEPTION
                                                  1-YEAR     5-YEAR    (4/2/90)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         -3.14%    +85.68%   +228.25%

Average Annual Total Return(2)                     -4.60%    +12.83%    +14.65%

Value of $10,000 Investment(3)                    $9,540    $18,289    $32,329

                           10/31/94   10/31/95   10/31/96   10/31/97   10/31/98
--------------------------------------------------------------------------------
One-Year Total Returns(4)   +3.42%     +19.32%    +16.93%    +32.86%     -3.14%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 1.50% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

EFFECTIVE FEBRUARY 1, 1998, THE FUND'S 12b-1 FEE WAS REDUCED TO 0.25%.

Franklin Balance Sheet Investment Fund paid distributions derived from long-term capital gains of $1.1369 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.                        11

FRANKLIN MICROCAP VALUE FUND

---------------

Your Fund's Goal: Franklin MicroCap Value Fund seeks high total return by investing primarily in securities of companies with market capitalizations under $100 million at the time of purchase, and which we believe are undervalued in the marketplace. The fund will also seek income when deemed consistent with its goal.

---------------

Franklin MicroCap Value Fund follows the same investment strategy as Franklin Balance Sheet Investment Fund, but is generally limited to companies with market capitalizations below $100 million. The fund closed to all but retirement accounts and existing investors in 1996.

We believe the micro-cap universe is the value investor's natural domain. There are a multitude of companies in every industry that are just too small to be economically worthwhile for Wall Street research, or to interest large-scale institutional investors. The withdrawal of institutional attention from micro-cap companies accelerated during the past year's unsettled market, as investors typically equated larger size with safety. This led to a drop in prices, and our share value declined as a result. Nevertheless, positive occurrences over the reporting period, such as the acquisitions of Bertucci's, Inc., American Waste Services and Ameriwood Industries International Corp., generated substantial

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 40 of this report.

gains for the fund. These successes encourage us, and we believe our portfolio contains many companies with good management, solid balance sheets, and a strong likelihood of either improving profits or being acquired at a premium.

New or increased positions during the reporting period include Sparton Corp., Acorn Products, Inc., Seneca Foods Corp., Atlantic Tele-Network, Inc., Bangor Hydro-Electric Co., Bresler & Reiner, Inc., Green Mountain Power Corp., ECC International Corp., Maynard Oil Co. and Flanders Corp.

As discussed in the performance summary on page 14, Franklin MicroCap Value Fund ended its fiscal year with a cumulative total return of -10.95% versus 3.63% for its benchmark, the Wilshire Small Company Value Index.(1) Although there are no guarantees, we believe our conservative value strategy should continue to yield quality micro-cap companies with promising upside potential.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


TOP 10 HOLDINGS
FRANKLIN MICROCAP VALUE FUND
10/31/98

COMPANY                         % OF TOTAL
INDUSTRY                        NET ASSETS
--------------------------------------------
Spaghetti Warehouse, Inc.          2.15%
Consumer Services

Crowley Maritime Corp.             1.95%
Transportation

Moore Products Co.                 1.76%
Electronic Technology

Maynard Oil Co.                    1.76%
Energy Minerals

United Retail Group, Inc.          1.75%
Retail Trade

Garan, Inc.                        1.70%
Consumer Non-Durables

M/I Schottenstein                  1.66%
Homes, Inc.
Consumer Durables

MidCity Financial Corp.            1.64%
Finance

Atlantic Tele-Network, Inc.        1.63%
Utilities

Bayonne Bancshares, Inc.           1.60%
Finance



1. Source: Standard & Poor's Micropal. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PERFORMANCE SUMMARY

Franklin MicroCap Value Fund produced a -10.95% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 17, the fund delivered a +48.79% cumulative total return since inception on December 12, 1995.

The fund's share price, as measured by net asset value, decreased $4.02, from $24.29 on October 31, 1997, to $20.27 on October 31, 1998. During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 0.8 cents ($0.008), 69.13 cents ($0.6913) in short-term capital gains, and 79.17 cents ($0.7917) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

The graph on page 16 compares the performance of the fund with that of the Wilshire Small Company Value Index, which is composed of 250 stocks representing nine different sectors. Keep in mind that an unmanaged market index has inherent performance


14                        Past performance is not predictive of future results.

differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin MicroCap Value Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.



Past performance is not predictive of future results.

                         TOTAL RETURN INDEX COMPARISON
                          Franklin MicroCap Value Fund
                    $10,000 Investment (12/12/95 - 10/31/98)

                                  [LINE GRAPH]

GRAPHIC MATERIAL (4)

This graph compares the performance Franklin MicroCap Value Fund, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Small Company Value Index from 12/12/95 - 10/31/98.

  DATE             FRANKLIN MICROCAP VALUE    WILSHIRE SMALL COMPANY      Wilshire Small
                             FUND                  VALUE INDEX               Value $T
----------------------------------------------------------------------------------------
12/12/95                   $ 9,422                   $10,000
12/31/95                   $ 9,560                   $10,096                  0.96%
 1/31/96                   $ 9,585                   $10,176                  0.79%
 2/29/96                   $ 9,856                   $10,259                  0.82%
 3/31/96                   $10,629                   $10,420                  1.57%
 4/30/96                   $11,139                   $10,388                 -0.31%
 5/31/96                   $11,429                   $10,540                  1.46%
 6/30/96                   $11,416                   $10,568                  0.27%
 7/31/96                   $11,082                   $10,079                 -4.63%
 8/31/96                   $11,246                   $10,459                  3.77%
 9/30/96                   $11,499                   $10,762                  2.90%
10/31/96                   $11,657                   $10,896                  1.24%
11/30/96                   $12,042                   $11,578                  6.26%
12/31/96                   $12,152                   $11,654                  0.66%
 1/31/97                   $12,515                   $11,826                  1.48%
 2/28/97                   $12,735                   $12,098                  2.30%
 3/31/97                   $12,489                   $11,773                 -2.69%
 4/30/97                   $12,204                   $11,988                  1.83%
 5/31/97                   $12,917                   $12,828                  7.00%
 6/30/97                   $13,571                   $13,296                  3.65%
 7/31/97                   $14,070                   $14,014                  5.40%
 8/31/97                   $14,466                   $14,169                  1.11%
 9/30/97                   $15,885                   $14,950                  5.51%
10/31/97                   $15,742                   $14,540                 -2.74%
11/30/97                   $15,619                   $14,836                  2.03%
12/31/97                   $15,520                   $15,435                  4.04%
 1/31/98                   $15,375                   $14,995                 -2.85%
 2/28/98                   $16,066                   $16,055                  7.07%
 3/31/98                   $16,917                   $16,712                  4.09%
 4/30/98                   $17,712                   $16,637                 -0.45%
 5/31/98                   $17,449                   $16,188                 -2.70%
 6/30/98                   $16,979                   $15,911                 -1.71%
 7/31/98                   $16,336                   $14,752                 -7.28%
 8/31/98                   $13,881                   $12,992                -11.93%
 9/30/98                   $13,853                   $13,378                  2.97%
10/31/98                   $14,019                   $13,864                  3.63%

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.





Past performance is not predictive of future results.

PERFORMANCE
Franklin MicroCap Value Fund
Periods ended 10/31/98

                                                                SINCE
                                                              INCEPTION
                                                1-YEAR       (12/12/95)
------------------------------------------------------------------------
Cumulative Total Return(1)                     -10.95%         +48.79%

Average Annual Total Return(2)                 -16.06%         +12.41%

Value of $10,000 Investment(3)                  $8,394        $14,019

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Microcap Value Fund paid distributions derived from long-term capital gains of 79.17 cents ($0.7917) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.                        17

FRANKLIN VALUE FUND
-------------------------------------------------------------------------------
Your Fund's Goal: Franklin Value Fund seeks long-term total return by investing in the securities of companies that we believe are undervalued. The fund will seek income when deemed consistent with its goal.
-------------------------------------------------------------------------------

As you will note in the Performance Summary on page 21, Franklin Value Fund's Class I shares produced a -26.48% cumulative total return for the one-year period ended October 31, 1998. By comparison, the unmanaged Wilshire Small Company Value Index, the fund's benchmark, returned 3.63% for the same period.(1)

The fund seeks investments of varying sizes that meet its value criteria, such as low price to earnings ratio, low price to cash flow or book value, or a "bargain" status such as fallen angels. These are former growth companies that have suffered sharp price declines, but still possess attractive, long-term potential. In most cases these value companies are under a temporary cloud that we believe will dissipate. Although we never know for sure when or if a buyout will occur, whether a company's fundamentals will improve or if Wall Street will once again love a company it previously rejected, we do believe that with patience, our approach will prevail. We emphasize that patience is an essential ingredient for success in value investing.



1. Source: Standard & Poor's Micropal. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 48 of this report.

TOP 10 HOLDINGS
FRANKLIN VALUE FUND
10/31/98

COMPANY                             % OF TOTAL
INDUSTRY                            NET ASSETS
--------------------------------------------------
Tropical Sportswear                   3.69%
International Corp.
Consumer Non-Durables

DIMON, Inc.                           3.16%
Consumer Non-Durables

JLG Industries, Inc.                  3.11%
Producer Manufacturing

Tidewater, Inc.                       2.88%
Transportation

MMI Companies, Inc.                   2.18%
Finance

Rowan Companies, Inc.                 1.96%
Industrial Services

Motor Cargo Industries, Inc.          1.92%
Transportation

Wolverine World Wide, Inc.            1.67%
Consumer Non-Durables

Standard Commercial Corp.             1.60%
Consumer Non-Durables

Syms Corp.                            1.55%
Retail Trade

The fund's Statement of Investments on page 48 shows that Franklin Value Fund holds a selection of value companies with market capitalizations ranging from micro-cap-sized Ridgeview, Inc., a $9 million sports apparel manufacturer, to Household International, Inc., a $16 billion financial services provider. During the reporting period, we established positions in Allied Group Inc., a midwestern property and casualty insurance underwriter, which was subsequently acquired by Nationwide Mutual Insurance Co. at an 82% premium to the fund's average purchase price. The fund also acquired Footstar, Inc., a footwear and apparel retailer with 550 stores in 45 states, which was spun off from Melville Corp. in 1996. At approximately 9.7 times 1998 earnings estimates, Footstar appears to offer unusual appreciation potential. Santa Fe International Corp., an international oil and gas drilling organization with no long-term debt, selling at less than 7.5 times this year's earnings estimate, was another recent addition.

During the first six months of the reporting period, the deteriorating global economic environment exerted a strong influence on U.S. financial markets. The Asian crisis spread to Russia and appeared to be affecting Latin America as well. This added to the slowdown in corporate profit growth for many U.S. companies, raising the probability for a recession in this country. Disappointing earnings reports and expectations caused lower equity prices and greatly increased stock market volatility. The performance disparity between large-cap and small-cap stocks became even more pronounced during the last three months of the reporting period. In a drastically declining market, investors continued to show their preference for the large, more liquid household names and severely punished smaller stocks that exhibited even the mildest hint of a cloud. In this environment, many of the fund's small-cap value stocks delivered unrewarding performances.

Looking forward, in a financial environment subject to overseas market turmoil and its increasing impact on U.S. companies, Franklin Value Fund continues to seek out stocks that have been beaten down to valuation levels not seen in several years. We direct our focus for new purchases toward larger, more liquid companies whose operations and revenues are more closely tied to the domestic economy. Even though the U.S. economy slowed down considerably in third quarter 1998 since the beginning of the year, it still appears far more vigorous than its overseas counterparts. Accordingly, we remain confident that our value investing approach has the potential to serve our shareholders well.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

CLASS I

Franklin Value Fund - Class I produced a -26.48% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 23, the fund delivered a +24.32% cumulative total return since inception on March 11, 1996.

The fund's share price, as measured by net asset value, decreased $6.70, from $24.68 on October 31, 1997, to $17.98 on October 31, 1998. During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 1.2 cents ($0.012), 17.66 cents ($0.1766) in short-term capital gains, and 3.14 cents ($0.0314) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

The graph on page 22 compares the performance of the fund with that of the Wilshire Small Company Value Index, which is composed of 250 stocks representing nine different sectors. Keep in mind that an unmanaged market index has inherent performance


Past performance is not predictive of future results.                        21

                         TOTAL RETURN INDEX COMPARISON
                         Franklin Value Fund - Class I
                    $10,000 Investment (3/11/96 - 10/31/98)

                                  [LINE GRAPH]


GRAPHIC MATERIAL (6)

This graph compares the performance of Franklin Value Fund - Class I, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Small Company Value Index from 3/11/96 - 10/31/98.

  DATE           FRANKLIN VALUE FUND    WILSHIRE SMALL COMPANY      Wilshire Small
                      - CLASS I              VALUE INDEX               Value $T
----------------------------------------------------------------------------------
 3/11/96               $ 9,422                 $10,000
 3/31/96               $ 9,541                 $10,101                  1.01%
 4/30/96               $10,025                 $10,070                 -0.31%
 5/31/96               $10,295                 $10,217                  1.46%
 6/30/96               $10,088                 $10,244                  0.27%
 7/31/96               $ 9,717                 $ 9,770                 -4.63%
 8/31/96               $10,308                 $10,138                  3.77%
 9/30/96               $10,629                 $10,432                  2.90%
10/31/96               $10,806                 $10,562                  1.24%
11/30/96               $11,581                 $11,223                  6.26%
12/31/96               $12,171                 $11,297                  0.66%
 1/31/97               $12,680                 $11,464                  1.48%
 2/28/97               $12,757                 $11,728                  2.30%
 3/31/97               $12,298                 $11,412                 -2.69%
 4/30/97               $12,182                 $11,621                  1.83%
 5/31/97               $13,317                 $12,435                  7.00%
 6/30/97               $14,163                 $12,888                  3.65%
 7/31/97               $15,215                 $13,584                  5.40%
 8/31/97               $15,673                 $13,735                  1.11%
 9/30/97               $16,641                 $14,492                  5.51%
10/31/97               $15,931                 $14,095                 -2.74%
11/30/97               $15,764                 $14,381                  2.03%
12/31/97               $15,746                 $14,962                  4.04%
 1/31/98               $15,485                 $14,536                 -2.85%
 2/28/98               $16,196                 $15,563                  7.07%
 3/31/98               $16,756                 $16,200                  4.09%
 4/30/98               $16,697                 $16,127                 -0.45%
 5/31/98               $15,635                 $15,692                 -2.70%
 6/30/98               $14,899                 $15,423                 -1.71%
 7/31/98               $13,310                 $14,300                 -7.28%
 8/31/98               $10,906                 $12,594                -11.93%
 9/30/98               $11,127                 $12,968                  2.97%
10/31/98               $11,713                 $13,439                  3.63%


GRAPHIC MATERIAL (7)


This graph compares the performance of Franklin Value Fund - Class II, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Small Company Value Index from 9/3/96- 10/31/98.

  DATE             FRANKLIN VALUE FUND    WILSHIRE SMALL COMPANY    Wilshire Small
                       - CLASS II             VALUE INDEX             Value $T
------------------------------------------------------------------------------------
  9/3/96                $ 9,903                 $10,000
 9/30/96                $10,241                 $10,290                  2.90%
10/31/96                $10,405                 $10,418                  1.24%
11/30/96                $11,146                 $11,070                  6.26%
12/31/96                $11,695                 $11,143                  0.66%
 1/31/97                $12,185                 $11,308                  1.48%
 2/28/97                $12,247                 $11,568                  2.30%
 3/31/97                $11,801                 $11,257                 -2.69%
 4/30/97                $11,683                 $11,463                  1.83%
 5/31/97                $12,767                 $12,265                  7.00%
 6/30/97                $13,572                 $12,713                  3.65%
 7/31/97                $14,570                 $13,399                  5.40%
 8/31/97                $15,003                 $13,548                  1.11%
 9/30/97                $15,920                 $14,294                  5.51%
10/31/97                $15,239                 $13,903                 -2.74%
11/30/97                $15,065                 $14,185                  2.03%
12/31/97                $15,041                 $14,758                  4.04%
 1/31/98                $14,791                 $14,337                 -2.85%
 2/28/98                $15,460                 $15,351                  7.07%
 3/31/98                $15,985                 $15,979                  4.09%
 4/30/98                $15,922                 $15,907                 -0.45%
 5/31/98                $14,897                 $15,478                 -2.70%
 6/30/98                $14,191                 $15,213                 -1.71%
 7/31/98                $12,673                 $14,105                 -7.28%
 8/31/98                $10,373                 $12,423                -11.93%
 9/30/98                $10,586                 $12,792                  2.97%
10/31/98                $11,135                 $13,256                  3.63%

The historical performance data shown pertains only to the fund's Class I shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. See the prospectus for details.

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.




differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Value Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


22                        Past performance is not predictive of future results.

PERFORMANCE
Franklin Value Fund - Class I
Periods ended 10/31/98

                                                                       SINCE
                                                                     INCEPTION
                                               1-YEAR                (3/11/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -26.48%                 +24.32%

Average Annual Total Return(2)                 -30.71%                  +6.17%

Value of $10,000 Investment(3)                 $6,929                 $11,713

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Franklin Value Fund - Class I paid distributions derived from long-term capital gains of 3.14 cents ($0.0314) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.                        23

CLASS II

Franklin Value Fund - Class II produced a -26.93% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 27, the fund delivered a +12.45% cumulative total return since inception on September 3, 1996.

The fund's share price, as measured by net asset value, decreased $6.77, from $24.59 on October 31, 1997, to $17.82 on October 31, 1998. During the reporting period, shareholders received per-share distributions consisting of 17.66 cents ($0.1766) in short-term capital gains, and 3.14 cents ($0.0314) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

The graph on page 26 compares the performance of the fund with that of the Wilshire Small Company Value Index, which is composed of 250 stocks representing nine different sectors. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully


24                        Past performance is not predictive of future results.

invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. If operating expenses such as Franklin Value Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Past performance is not predictive of future results.                        25

                         TOTAL RETURN INDEX COMPARISON
                         Franklin Value Fund - Class II
                     $10,000 Investment (9/3/96 - 10/31/98)

                                  [LINE GRAPH]


GRAPHIC MATERIAL (8)

This graph compares the performance of Franklin Value - Advisor Class, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Small Company Value Index from 3/11/96- 10/31/98.

  DATE           FRANKLIN VALUE FUND -    WILSHIRE SMALL COMPANY      Wilshire Small
                    ADVISOR CLASS              VALUE INDEX               Value $T
------------------------------------------------------------------------------------
 3/11/96               $10,000                   $10,000
 3/31/96               $10,127                   $10,101                  1.01%
 4/30/96               $10,640                   $10,070                 -0.31%
 5/31/96               $10,927                   $10,217                  1.46%
 6/30/96               $10,707                   $10,244                  0.27%
 7/31/96               $10,312                   $ 9,770                 -4.63%
 8/31/96               $10,940                   $10,138                  3.77%
 9/30/96               $11,281                   $10,432                  2.90%
10/31/96               $11,469                   $10,562                  1.24%
11/30/96               $12,291                   $11,223                  6.26%
12/31/96               $12,918                   $11,297                  0.66%
 1/31/97               $13,464                   $11,464                  1.48%
 2/28/97               $13,546                   $11,728                  2.30%
 3/31/97               $13,063                   $11,412                 -2.69%
 4/30/97               $12,940                   $11,621                  1.83%
 5/31/97               $14,152                   $12,435                  7.00%
 6/30/97               $15,053                   $12,888                  3.65%
 7/31/97               $16,185                   $13,584                  5.40%
 8/31/97               $16,679                   $13,735                  1.11%
 9/30/97               $17,716                   $14,492                  5.51%
10/31/97               $16,961                   $14,095                 -2.74%
11/30/97               $16,789                   $14,381                  2.03%
12/31/97               $16,775                   $14,962                  4.04%
 1/31/98               $16,512                   $14,536                 -2.85%
 2/28/98               $17,267                   $15,563                  7.07%
 3/31/98               $17,870                   $16,200                  4.09%
 4/30/98               $17,814                   $16,127                 -0.45%
 5/31/98               $16,685                   $15,692                 -2.70%
 6/30/98               $15,902                   $15,423                 -1.71%
 7/31/98               $14,211                   $14,300                 -7.28%
 8/31/98               $11,654                   $12,594                -11.93%
 9/30/98               $11,897                   $12,968                  2.97%
10/31/98               $12,520                   $13,439                  3.63%

The historical performance data shown pertains only to the fund's Class II shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. See the prospectus for details.

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.



Past performance is not predictive of future results.

PERFORMANCE
Franklin Value Fund - Class II
Periods ended 10/31/98

                                                                SINCE
                                                              INCEPTION
                                               1-YEAR          (9/3/96)
------------------------------------------------------------------------
Cumulative Total Return(1)                     -26.93%          +12.45%

Average Annual Total Return(2)                 -28.38%           +5.11%

Value of $10,000 Investment(3)                  $7,162         $11,135

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

3. These figures represent a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Franklin Value Fund - Class II paid distributions derived from long-term capital gains of 3.14 cents ($0.0314) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.                        27

ADVISOR CLASS

Franklin Value Fund - Advisor Class produced a -26.18% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 31, the fund delivered a +25.20% cumulative total return since inception on March 11, 1996.

The fund's share price, as measured by net asset value, decreased $6.65, from $24.72 on October 31, 1997, to $18.07 on October 31, 1998. During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 2.8 cents ($0.028), 17.66 cents ($0.1766) in short-term capital gains, and 3.14 cents ($0.0314) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

The graph on page 30 compares the performance of the fund with that of the Wilshire Small Company Value Index, which is composed of 250 stocks representing nine different sectors. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy


28                        Past performance is not predictive of future results.

and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin Value Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Past performance is not predictive of future results.                        29

                         TOTAL RETURN INDEX COMPARISON
                      Franklin Value Fund - Advisor Class
                    $10,000 Investment (3/11/96 - 10/31/98)

                                  [LINE GRAPH]

GRAPHIC MATERIAL (8)

This graph compares the performance of Franklin Value - Advisor Class, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Small Company Value Index from 3/11/96- 10/31/98.

  DATE           FRANKLIN VALUE FUND -    WILSHIRE SMALL COMPANY      Wilshire Small
                    ADVISOR CLASS              VALUE INDEX               Value $T
------------------------------------------------------------------------------------
 3/11/96               $10,000                   $10,000
 3/31/96               $10,127                   $10,101                  1.01%
 4/30/96               $10,640                   $10,070                 -0.31%
 5/31/96               $10,927                   $10,217                  1.46%
 6/30/96               $10,707                   $10,244                  0.27%
 7/31/96               $10,312                   $ 9,770                 -4.63%
 8/31/96               $10,940                   $10,138                  3.77%
 9/30/96               $11,281                   $10,432                  2.90%
10/31/96               $11,469                   $10,562                  1.24%
11/30/96               $12,291                   $11,223                  6.26%
12/31/96               $12,918                   $11,297                  0.66%
 1/31/97               $13,464                   $11,464                  1.48%
 2/28/97               $13,546                   $11,728                  2.30%
 3/31/97               $13,063                   $11,412                 -2.69%
 4/30/97               $12,940                   $11,621                  1.83%
 5/31/97               $14,152                   $12,435                  7.00%
 6/30/97               $15,053                   $12,888                  3.65%
 7/31/97               $16,185                   $13,584                  5.40%
 8/31/97               $16,679                   $13,735                  1.11%
 9/30/97               $17,716                   $14,492                  5.51%
10/31/97               $16,961                   $14,095                 -2.74%
11/30/97               $16,789                   $14,381                  2.03%
12/31/97               $16,775                   $14,962                  4.04%
 1/31/98               $16,512                   $14,536                 -2.85%
 2/28/98               $17,267                   $15,563                  7.07%
 3/31/98               $17,870                   $16,200                  4.09%
 4/30/98               $17,814                   $16,127                 -0.45%
 5/31/98               $16,685                   $15,692                 -2.70%
 6/30/98               $15,902                   $15,423                 -1.71%
 7/31/98               $14,211                   $14,300                 -7.28%
 8/31/98               $11,654                   $12,594                -11.93%
 9/30/98               $11,897                   $12,968                  2.97%
10/31/98               $12,520                   $13,439                  3.63%

     The historical performance data shown pertains only to the fund's Advisor Class shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. See the prospectus for details.

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.



Past performance is not predictive of future results.

PERFORMANCE
Franklin Value Fund - Advisor Class
Periods ended 10/31/98

                                                              SINCE
                                                            INCEPTION
                                               1-YEAR       (3/11/96)*
----------------------------------------------------------------------
Cumulative Total Return(1)                     -26.18%        +25.20%

Average Annual Total Return(1)                 -26.18%         +8.88%

Value of $10,000 Investment(2)                 $7,382        $12,520

* On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -1.26%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Franklin Value Fund - Advisor Class paid distributions derived from long-term capital gains of 3.14 cents ($0.0314) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.                        31

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                                          Class I
                                                       ------------------------------------------------------------------
                                                                                   Year Ended October 31,
                                                       ------------------------------------------------------------------
                                                              1998            1997          1996         1995        1994
                                                       ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $     35.22     $     29.15     $   26.34    $   22.68    $  22.97
                                                       ------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................           .50             .48           .47          .30         .23
 Net realized and unrealized gains (losses) ........         (1.55)           8.40          3.85         3.98         .51
                                                       ------------------------------------------------------------------
Total from investment operations ...................         (1.05)           8.88          4.32         4.28         .74
                                                       ------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (.51)           (.46)         (.44)        (.27)       (.26)
 Net realized gains ................................         (1.80)          (2.35)        (1.07)        (.35)       (.77)
                                                       ------------------------------------------------------------------
Total distributions ................................         (2.31)          (2.81)        (1.51)        (.62)      (1.03)
                                                       ------------------------------------------------------------------
Net asset value, end of year .......................   $     31.86     $     35.22     $   29.15    $   26.34    $  22.68
                                                       ==================================================================

Total return* ......................................         (3.14%)         32.86%        16.93%       19.32%       3.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $ 1,467,207     $ 1,222,953     $ 657,002    $ 387,540    $134,255
Ratio to average net assets:
 Expenses ..........................................           .93%           1.08%         1.08%        1.17%       1.19%
 Expenses excluding waiver and payments by affiliate           .93%           1.08%         1.08%        1.17%       1.34%
 Net investment income .............................          1.47%           1.59%         1.69%        1.30%        .99%
Portfolio turnover rate ............................         11.81%          24.63%        35.46%       28.63%      24.96%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were invested at the offering price.


                      See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998


    FRANKLIN BALANCE SHEET INVESTMENT FUND                                             SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
    CLOSED END MUTUAL FUNDS 4.2%
    Central European Equity Fund .................................................     225,000   $ 2,939,063
    Emerging Markets Infrastructure Fund, Inc. ...................................     300,000     2,081,250
    Growth Fund of Spain, Inc. ...................................................     275,000     6,067,188
    H & Q Healthcare Investors ...................................................     150,000     2,062,500
    INVESCO Global Health Sciences Fund ..........................................     325,000     6,337,500
    Irish Investment Fund, Inc. ..................................................     135,000     2,413,125
    John Hancock Bank and Thrift Opportunity Fund ................................   1,150,000    13,440,625
    Latin America Investment Fund, Inc. ..........................................     175,000     1,553,125
    Latin American Equity Fund, Inc. .............................................     175,000     1,345,313
    Liberty All Star Growth Fund .................................................     150,000     1,650,000
    Mexico Fund ..................................................................     625,000     7,031,250
    Morgan Grenfell Smallcap Fund, Inc. ..........................................     123,800     1,114,200
    Petroleum & Resources Corp. ..................................................      60,000     1,995,000
    Royce Global Trust, Inc. .....................................................     160,000       740,000
    Royce Micro-Cap Trust ........................................................      50,000       443,750
    Royce Value Trust ............................................................      52,500       718,594
    Scudder New Europe Fund, Inc. ................................................     325,000     6,093,750
    Swiss Helvetia Fund ..........................................................     250,000     3,734,375
                                                                                                 -----------
    TOTAL CLOSED END MUTUAL FUNDS (COST $56,029,527) .............................                61,760,608
                                                                                                 -----------
    COMMON STOCKS 74.9%
    COMMERCIAL SERVICES 3.4%
a,d Handleman Co. ................................................................   2,409,000    23,939,438
  d Nash-Finch Co. ...............................................................   1,000,000    15,125,000
    Noland Co. ...................................................................      47,800     1,075,500
    Unisource Worldwide, Inc. ....................................................   1,000,000     9,187,500
                                                                                                 -----------
                                                                                                  49,327,438
                                                                                                 -----------

    CONSUMER DURABLES 6.9%
  d Allen Organ Co., Class B .....................................................      83,000     2,905,000
a,d Audiovox Corp., Class A ......................................................   1,720,000     9,460,000
  a Baldwin Piano & Organ Co. ....................................................     130,200     1,293,863
  a Beazer Homes USA, Inc. .......................................................     216,700     3,832,881
a,d Castle & Cooke, Inc. .........................................................   1,782,400    27,850,000
  d Dixie Group, Inc. ............................................................     600,000     3,450,000
    Engle Homes, Inc. ............................................................     350,000     4,506,250
  a Jan Bell Marketing, Inc. .....................................................     443,700     2,135,306
  d M.D.C. Holdings, Inc. ........................................................     735,000    12,908,438
  a OroAmerica, Inc. .............................................................      92,000       816,500
  a Powerhouse Technologies, Inc . ...............................................     122,500     1,209,688
  d Pulaski Furniture Corp. ......................................................     192,000     4,176,000
  a Schuler Homes, Inc. ..........................................................     537,400     3,694,625
  a Treadco, Inc. ................................................................      43,000       268,750
a,d U.S. Home Corp. ..............................................................     660,000    20,872,500
  a Washington Homes, Inc. .......................................................     231,600     1,129,050
                                                                                                 -----------
                                                                                                 100,508,851
                                                                                                 -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (cont.)


    FRANKLIN BALANCE SHEET INVESTMENT FUND                                             SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (cont.)
    CONSUMER NON-DURABLES 2.5%
    Block Drug Co., Inc., Class A ................................................      20,000     $ 722,500
  d Chic By H.I.S., Inc. .........................................................     756,000     2,787,750
a,d Cyrk, Inc. ...................................................................   1,187,400    10,686,600
    DIMON, Inc. ..................................................................      56,400       729,675
  d Garan, Inc. ..................................................................     285,100     7,733,338
    Genesee Corp., Class B .......................................................     117,900     2,888,550
  d Haggar Corp. .................................................................     850,000    11,103,125
  a Hampton Industries, Inc. .....................................................      81,180       547,965
                                                                                                 -----------
                                                                                                  37,199,503
                                                                                                 -----------

    CONSUMER SERVICES 3.6%
a,d Aztar Corp. ..................................................................   3,400,000    17,637,500
  a Casino Data Systems ..........................................................     800,000     1,550,000
a,d Homebase, Inc. ...............................................................   3,300,000    22,275,000
a,d Unique Casual Restaurants, Inc. ..............................................     985,000     4,925,000
a,d VICORP Restaurants, Inc. .....................................................     480,000     6,780,000
                                                                                                 -----------
                                                                                                  53,167,500
                                                                                                 -----------

    ELECTRONIC TECHNOLOGY 2.6%
a,d Aydin Corp. ..................................................................     270,000     2,126,250
  a Centigram Communications Corp. ...............................................     243,400     1,612,525
  a Cidco, Inc. ..................................................................     435,000       842,813
a,d ESCO Electronics Corp. .......................................................     840,000    10,500,000
  a Espey Manufacturing & Electronics Corp. ......................................      15,000       193,125
  a FSI International, Inc. ......................................................     900,000     5,850,000
  a Intergraph Corp. .............................................................   1,150,000     7,475,000
a,d Standard Microsystems Corp. ..................................................   1,375,000     9,281,250
                                                                                                 -----------
                                                                                                  37,880,963
                                                                                                 -----------
    ENERGY MINERALS 1.5%
a,d Crown Central Petroleum Corp., Class B .......................................     500,000     4,750,000
    Kentucky River Coal Corp. ....................................................         418     1,327,150
a,d Maynard Oil Co. ..............................................................     268,000     2,772,138
    Ultramar Diamond Shamrock Corp. ..............................................     483,000    13,010,813
                                                                                                 -----------
                                                                                                  21,860,101
                                                                                                 -----------
    FINANCE 21.3%
a,d ACMAT Corp., Class A .........................................................     295,000     4,535,625
    Ameriana Bancorp, Inc. .......................................................       6,000       108,000
    American General Corp. .......................................................     397,283    27,213,886
  a American Indemnity Financial Corp. ...........................................      90,000     1,091,250
    American National Insurance Co. ..............................................     501,000    42,084,000
    AmerUs Life Holdings, Inc., Class A ..........................................      89,400     2,156,775
    Amwest Insurance Group, Inc. .................................................      82,170     1,119,566
    Argonaut Group, Inc. .........................................................     161,000     4,095,438
    Baldwin & Lyons, Class B .....................................................      98,877     2,271,086
  a Calumet Bancorp, Inc. ........................................................     105,000     3,163,125
    Capital Re Corp. .............................................................      10,000       183,125

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (cont.)


    FRANKLIN BALANCE SHEET INVESTMENT FUND                                             SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (cont.)
    FINANCE (cont.)
    Chartwell Re Corp. ...........................................................     225,000   $ 5,596,875
a,d Echelon International Corp., Inc. ............................................     500,000    10,375,000
  a Farm Family Holdings, Inc. ...................................................     150,000     5,025,000
    Farmers & Merchants Bank of Long Beach .......................................       2,400     6,876,000
    FBL Financial Group, Inc., Class A ...........................................     884,000    22,486,750
  d Fidelity Bancorp, Inc. .......................................................     144,500     2,998,375
    Fidelity Financial of Ohio, Inc. .............................................      93,000     1,261,313
    First Defiance Financial Corp. ...............................................     300,000     4,275,000
    GA Financial, Inc. ...........................................................     198,700     2,781,800
    Guarantee Life Companies, Inc. ...............................................     400,000     7,700,000
    Kansas City Life Insurance Co. ...............................................         800        66,800
    LandAmerica Financial Group, Inc. ............................................     152,500     7,920,469
    Lehman Brothers Holdings, Inc. ...............................................      85,000     3,224,688
  d Merchants Group, Inc. ........................................................     257,800     5,252,675
    Meridian Insurance Group, Inc. ...............................................     272,000     4,352,000
    MMI Companies, Inc. ..........................................................     443,000     7,115,688
  a National Western Life Insurance Co., Class A .................................      99,000    11,583,000
  a PBOC Holdings, Inc. ..........................................................     169,400     1,630,475
    Presidential Life Corp. ......................................................     728,000    13,195,000
    Price Enterprises, Inc. ......................................................     109,873       535,631
  a Professionals Group Inc. .....................................................     184,350     5,438,325
  a Provident Financial Holdings, Inc. ...........................................      10,000       155,000
    PXRE Corp. ...................................................................     425,700    10,802,138
  a Quaker City Bancorp, Inc. ....................................................     137,500     2,062,500
  a Risk Capital Holdings, Inc. ..................................................     582,100    12,078,575
    Rouse Co. ....................................................................     367,800    10,321,388
  a Scor (France) ................................................................     350,000    20,066,583
  a SCPIE Holdings, Inc. .........................................................     528,300    16,575,413
  d Stewart Information Services Corp. ...........................................     400,000    20,050,000
    Westco Bancorp, Inc. .........................................................      69,000     2,225,250
                                                                                                 -----------
                                                                                                 312,049,587
                                                                                                 -----------
    HEALTH SERVICES .7%
  a Trigon Healthcare, Inc. ......................................................     273,300    10,248,750
                                                                                                 -----------
    INDUSTRIAL SERVICES .7%
  d Ecology and Environment, Inc., Class A .......................................     260,000     2,405,000
  a EMCON ........................................................................     200,000       700,000
  a Harding Lawson Associates Group, Inc. ........................................     135,800     1,086,400
  a Matrix Service Co. ...........................................................     457,500     1,887,188
    Petroleum Helicopters, Inc., Non Voting ......................................     220,000     3,575,000
    Petroleum Helicopters, Inc., Voting ..........................................      77,500     1,201,250
                                                                                                 -----------
                                                                                                  10,854,838
                                                                                                 -----------

    NON-ENERGY MINERALS 3.0%
    British Steel, Plc. (United Kingdom) .........................................  10,000,000    17,248,874
  a Devcon International Corp. ...................................................     216,200       418,888
    LTV Corp. ....................................................................   3,900,000    23,887,500

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (cont.)

    FRANKLIN BALANCE SHEET INVESTMENT FUND                                             SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCK (cont.)
    NON-ENERGY MINERALS (CONT.)
    Rouge Industries, Inc., Class A ..............................................     100,000     $ 937,500
  a Zemex Corp. ..................................................................     197,982     1,311,631
                                                                                                 -----------
                                                                                                  43,804,393
                                                                                                 -----------
    PROCESS INDUSTRIES 2.7%
a,d American Pacific Corp. .......................................................     421,100     3,000,338
    Corn Products International, Inc. ............................................     259,400     7,392,900
  d Delta Woodside Industries, Inc. ..............................................   2,400,000    13,500,000
    Mercer International Inc. (Switzerland) ......................................     650,000     3,859,375
    Mine Safety Appliances Co. ...................................................      13,100       920,275
  a Orange-co, Inc. ..............................................................     234,000     1,711,125
    Terra Industries, Inc. .......................................................   1,090,000     8,175,000
    Thomaston Mills, Inc., Class A ...............................................     205,600       668,200
                                                                                                 -----------
                                                                                                  39,227,213
                                                                                                 -----------

    PRODUCER MANUFACTURING 5.9%
a,d Cherry Corp., Class A ........................................................     408,900     5,469,038
a,d Cherry Corp., Class B ........................................................     271,000     3,319,750
  d Commonwealth Industries, Inc. ................................................   1,300,000     9,831,250
  a Global Industrial Technologies, Inc. .........................................   1,100,000     9,556,250
  d Insteel Industries, Inc. .....................................................     580,000     3,008,750
  d Monarch Machine Tool Co. .....................................................     250,000     1,656,250
  a Nashua Corp. .................................................................     299,100     4,579,969
  d Oshkosh Truck Corp., Class B .................................................     460,400    12,603,450
  d Pitt-Des Moines, Inc. ........................................................     360,000     8,145,000
    Tecumseh Products Co., Class A ...............................................     114,000     5,928,000
    Tecumseh Products Co., Class B ...............................................     400,000    20,800,000
  d TransPro, Inc. ...............................................................     370,000     2,289,375
                                                                                                 -----------
                                                                                                  87,187,082
                                                                                                 -----------

    RETAIL TRADE 6.5%
    Cato Corp., Class A ..........................................................     750,000     9,984,375
a,d Charming Shoppes, Inc. .......................................................   6,600,000    24,750,000
    DEB Shops, Inc. ..............................................................      51,000       462,188
a,d Designs, Inc. ................................................................   1,200,000     1,200,000
  a Evans, Inc. ..................................................................     201,100       113,119
  d Fred's, Inc. .................................................................     850,000    11,103,125
a,d Good Guys, Inc. ..............................................................     987,500     4,937,500
    Haverty Furniture Co., Inc. ..................................................     200,000     3,775,000
a,d Jacobson Stores, Inc. ........................................................     298,100     2,086,700
  a Kmart Corp. ..................................................................     590,000     8,333,750
a,d Lechters, Inc. ...............................................................     861,600     2,800,200
  a Little Switzerland, Inc. .....................................................     192,000       588,000
  a PriceSmart Inc. ..............................................................     133,350     2,000,250
a,d Syms Corp. ...................................................................   1,110,000    11,169,375
  a United Retail Group, Inc. ....................................................     565,600     5,302,500
  d Wolohan Lumber Co. ...........................................................     520,000     6,630,000
                                                                                                 -----------
                                                                                                  95,236,082
                                                                                                 -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (cont.)

    FRANKLIN BALANCE SHEET INVESTMENT FUND                                             SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCK (cont.)
    TECHNOLOGY SERVICES .1%
  a Government Technology Services, Inc. .........................................     212,800   $   904,400
                                                                                                 ------------
    TRANSPORTATION 3.8%
  a Crowley Maritime Corp. .......................................................       4,440      6,908,640
  d International Shipholding Corp. ..............................................     660,000     10,601,250
a,d KLLM Transport Services, Inc. ................................................     322,000      2,616,250
  a Mesa Air Group, Inc. .........................................................     870,300      4,405,894
  a OMI Corp. ....................................................................     500,000      1,875,000
    Overseas Shipholding Group, Inc. .............................................   1,550,000     27,318,750
a,d TransFinancial Holdings, Inc. ................................................     270,000      1,552,500
                                                                                                -------------
                                                                                                   55,278,284
                                                                                                -------------

    UTILITIES 9.8%

    CMP Group, Inc. ..............................................................   1,491,600     27,501,375
    Conectiv, Inc. ...............................................................     215,000      4,918,125
    Entergy Corp. ................................................................   1,600,000     46,000,000
a,d Kaneb Services, Inc. .........................................................   3,200,000     14,600,000
  a Niagara Mohawk Power Corp. ...................................................   2,700,000     39,487,500
  a Northeast Utilities ..........................................................     741,400     11,584,375
                                                                                                -------------
                                                                                                  144,091,375
                                                                                                -------------

    COMPANY IN LIQUIDATION
  a Strawbridge & Clothier .......................................................     330,500             --
                                                                                                -------------
    TOTAL COMMON STOCKS (COST $1,036,980,107) ....................................               1,098,826,360
                                                                                                -------------

    PREFERRED STOCKS .5%
    CONSUMER SERVICES
  a Craig Corp., pfd. ............................................................       9,700         72,750
                                                                                                -------------
    FINANCE .5%
    Price Enterprises Inc., pfd. .................................................     533,400      7,100,888
                                                                                                -------------
    TOTAL PREFERRED STOCKS (COST $7,011,950) .....................................                  7,173,638
                                                                                                -------------

                                                                                  PRINCIPAL
                                                                                    AMOUNT
                                                                                  ----------
    BONDS .3%
    Hechinger Co., senior notes, 6.95%, 10/15/03 (COST $4,846,798) ...............$ 7,000,000       4,795,000
                                                                                                -------------
    TOTAL LONG TERM INVESTMENTS (COST $1,104,868,382) ............................              1,172,555,606
                                                                                                -------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                                                       PRINCIPAL
  FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                 AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
c REPURCHASE AGREEMENT 20.1%
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value $295,102,279) (COST $294,970,775) .. $294,970,775  $  294,970,775
   Barclays Capital Group, Inc. (Maturity Value $30,330,612)
   Chase Securities, Inc. (Maturity Value $30,330,612)
   CIBC Wood Gundy Securities Corp. (Maturity Value $30,330,612)
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $30,330,612)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $30,330,612)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $22,126,771)
   Greenwich Capital Markets, Inc. (Maturity Value $30,330,612)
   NationsBanc Montgomery Securities, L.L.C. (Maturity Value $30,330,612)
   Paribas Corp. (Maturity Value $30,330,612)
   SBC Warburg Dillon Read, Inc. (Maturity Value $30,330,612)
    Collateralized by U.S. Treasury Bills and Notes
                                                                                                                   --------------
  TOTAL INVESTMENTS (COST $1,399,839,157) 100.0% ...................................................                1,467,526,381
  OTHER ASSETS, LESS LIABILITIES ...................................................................                     (319,213)
                                                                                                                   --------------
  NET ASSETS 100.0% ................................................................................               $1,467,207,168
                                                                                                                   ==============


a  Non-income producing.
c  See Note 1(d) regarding joint repurchase agreement.
d  See Note 6 regarding holdings of 5% voting securities.


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN MICROCAP VALUE FUND

                                                                                CLASS I
                                                             ----------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------
                                                                 1998            1997               1996(1)
                                                             ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................    $24.29           $18.44             $15.00
                                                              --------------------------------------------
Income from investment operations:
 Net investment income (loss) ..............................      (.02)            (.01)               .14
 Net realized and unrealized gains (losses) ................     (2.51)            6.33               3.41
                                                              --------------------------------------------
Total from investment operations ...........................     (2.53)            6.32               3.55
                                                              --------------------------------------------
Less distributions from:
 Net investment income .....................................     (0.01)            (.07)              (.11)
 Net realized gains ........................................     (1.48)            (.40)                --
                                                              --------------------------------------------
Total distributions ........................................     (1.49)            (.47)              (.11)
                                                              --------------------------------------------
Net asset value, end of year ...............................    $20.27           $24.29             $18.44
                                                              ============================================

Total return* ..............................................    (10.95%)          35.05%             23.72%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................  $175,635         $191,638           $119,664
Ratios to average net assets:
 Expenses ..................................................      1.21%            1.22%              1.24%**
 Net investment income (loss) ..............................      (.11%)           (.05%)             1.28%**
Portfolio turnover rate ....................................     31.91%           21.33%             14.15%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
(1) For the period December 12, 1995 (effective date) to October 31, 1996.


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998


     FRANKLIN MICROCAP VALUE FUND                                                      SHARES        VALUE
------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.2%
     COMMERCIAL SERVICES 2.2%
a,d  Allou Health and Beauty, Inc., Class A ........................................    457,000  $ 2,742,000
     Noland Co. ....................................................................     48,500    1,091,250
                                                                                                 -----------
                                                                                                   3,833,250
                                                                                                 -----------
     CONSUMER DURABLES 10.0%
  a  Acorn Products, Inc. ..........................................................    160,000    1,500,000
     Allen Organ Co., Class B ......................................................     42,000    1,470,000
  a  Baldwin Piano & Organ Co. .....................................................     55,800      554,513
  a  Beazer Homes USA, Inc. ........................................................     35,000      619,063
     Dixie Group, Inc. .............................................................    100,000      575,000
     Engle Homes, Inc. .............................................................    100,000    1,287,500
  a  Jan Bell Marketing, Inc. ......................................................    283,600    1,364,825
     Liberty Homes, Inc., Class A ..................................................     13,200      156,750
     M/I Schottenstein Homes, Inc. .................................................    140,000    2,922,500
a,d  Oriole Homes Corp., Class B ...................................................    359,500    1,168,375
  a  OroAmerica, Inc. ..............................................................     51,300      455,288
a,d  Powerhouse Technologies, Inc. .................................................    107,000    1,056,625
     Pulaski Furniture Corp. .......................................................     80,000    1,740,000
a,d  Treadco, Inc. .................................................................    261,400    1,633,750
  a  Washington Homes, Inc. ........................................................    238,500    1,162,688
                                                                                                 -----------
                                                                                                  17,666,877
                                                                                                 -----------

     CONSUMER NON-DURABLES 5.4%
  a  Chic By H.I.S., Inc. ..........................................................    194,100      715,744
     Garan, Inc. ...................................................................    110,000    2,983,750
     Genesee Corp., Class A ........................................................        600       14,700
     Genesee Corp., Class B ........................................................     36,000      882,000
  a  Hampton Industries, Inc. ......................................................    221,320    1,493,910
  a  Norton McNaughton, Inc. .......................................................    341,200    1,236,850
a,d  Seneca Foods Corp., Class A ...................................................    175,600    2,151,100
                                                                                                 -----------
                                                                                                   9,478,054
                                                                                                 -----------

     CONSUMER SERVICES 3.4%
  a  Casino Data Systems ...........................................................    775,000    1,501,563
a,d  Spaghetti Warehouse, Inc. .....................................................    550,000    3,781,242
  a  Unique Casual Restaurants, Inc. ...............................................    150,000      750,000
                                                                                                 -----------
                                                                                                   6,032,805
                                                                                                 -----------

     ELECTRONIC TECHNOLOGY 6.2%
  a  Aehr Test Systems .............................................................    125,000      593,750
  a  Aydin Corp. ...................................................................    210,000    1,653,750
  a  Datron Systems, Inc. ..........................................................    120,000      750,000
a,d  ECC International Corp. .......................................................    800,000    1,800,000
a,d  Espey Manufacturing & Electronics Corp. .......................................     93,000    1,197,375
  d  Moore Products Co. ............................................................    134,700    3,098,100
  a  SPACEHAB, Inc. ................................................................    137,700    1,170,450
  a  Sparton Corp. .................................................................    100,000      618,750
                                                                                                 -----------
                                                                                                  10,882,175
                                                                                                 -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (cont.)


     FRANKLIN MICROCAP VALUE FUND                                                      SHARES        VALUE
------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (cont.)
     ENERGY MINERALS 4.5%
     Case Pomery & Co. Inc., Class B ...............................................        500   $  588,750
  a  Crystal Oil Co. ...............................................................     50,000    1,887,500
     Home-Stake Oil & Gas Co. ......................................................     50,000      268,750
     Kentucky River Coal Corp. .....................................................        650    2,063,750
a,d  Maynard Oil Co. ...............................................................    298,500    3,087,624
                                                                                                  ----------
                                                                                                   7,896,374
                                                                                                  ----------

     FINANCE 18.4%
a,d  ACMAT Corp., Class A ..........................................................    150,000    2,306,250
a,d  Allstate Financial Corp. ......................................................    209,000      692,313
  a  American Indemnity Financial Corp. ............................................     70,000      848,750
     Amwest Insurance Group, Inc. ..................................................    174,900    2,383,013
     Bayonne Bancshares, Inc. ......................................................    188,005    2,808,325
  a  Bresler & Reiner, Inc. ........................................................     74,500    2,207,063
  a  Farm Family Holdings, Inc. ....................................................     40,000    1,340,000
     FFD Financial Corp. ...........................................................     35,000      542,500
     Fidelity Financial of Ohio, Inc. ..............................................    116,000    1,573,250
     GA Financial, Inc. ............................................................    150,300    2,104,200
  a  HF Bancorp, Inc. ..............................................................    100,000    1,675,000
     Little Falls Bancorp, Inc. ....................................................     70,000    1,054,375
     Merchants Group, Inc. .........................................................        500       10,188
     Meridian Insurance Group, Inc. ................................................    128,000    2,048,000
     MidCity Financial Corp. .......................................................        550    2,879,250
     National Security Group, Inc. .................................................      9,500      133,000
     Old Guard Group, Inc. .........................................................    160,000    2,290,000
     PAULA Financial ...............................................................     40,000      317,500
     Peoples Home Savings Bank .....................................................     25,000      351,563
  a  Professionals Group Inc. ......................................................     92,450    2,727,275
  a  Quaker City Bancorp, Inc. .....................................................     90,000    1,350,000
     Somerset Group, Inc. ..........................................................     40,000      720,000
                                                                                                  ----------
                                                                                                  32,361,815
                                                                                                  ----------

     HEALTH SERVICES .7%
a,d  American Physicians Service Group, Inc. .......................................    247,000    1,265,875
                                                                                                  ----------

     INDUSTRIAL SERVICES 7.6%
  d  Ecology and Environment, Inc., Class A ........................................    110,000    1,017,500
a,d  EMCON .........................................................................    650,000    2,275,000
a,d  GZA GeoEnvironmental Technologies, Inc. .......................................    310,000    1,472,500
a,d  Harding Lawson Associates Group, Inc. .........................................    304,900    2,439,200
  a  Matrix Service Co. ............................................................    132,100      544,913
     NSC Corp. .....................................................................    485,000      485,000
     Petroleum Helicopters, Inc., Non Voting .......................................    113,000    1,836,250
     Petroleum Helicopters, Inc., Voting ...........................................     17,600      272,800
a,d  Roy F. Weston, Inc., Class A ..................................................    633,000    1,661,625
a,d  TEI, Inc. .....................................................................    955,000    1,432,500
                                                                                                  ----------
                                                                                                  13,437,288
                                                                                                  ----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (cont.)


     FRANKLIN MICROCAP VALUE FUND                                                      SHARES        VALUE
------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (cont.)
     NON-ENERGY MINERALS 2.5%
a,d  Devcon International Corp. ....................................................    175,000   $  339,063
a,d  Kentucky Electric Steel, Inc. .................................................    450,000    1,575,000
  a  Zemex Corp. ...................................................................    382,773    2,535,874
                                                                                                  ----------
                                                                                                   4,449,937
                                                                                                  ----------
     PROCESS INDUSTRIES 3.8%
  a  American Pacific Corp. ........................................................    300,000    2,137,500
a,d  Concord Fabrics, Inc., Class A ................................................    148,800      985,800
  a  Flanders Corp. ................................................................    200,000      750,000
  a  Griffin Land & Nurseries, Inc. ................................................     94,600    1,229,800
  a  Orange-co, Inc. ...............................................................    150,000    1,096,875
     Thomaston Mills, Inc., Class A ................................................    128,800      418,600
                                                                                                  ----------
                                                                                                   6,618,575
                                                                                                  ----------

     PRODUCER MANUFACTURING 8.2%
a,d  Aerovox, Inc. .................................................................    530,000    1,590,000
a,d  Art's-Way Manufacturing Co., Inc. .............................................     82,500      556,875
a,d  Athey Products Corp. ..........................................................    200,000      762,500
  a  Bridgeport Machines, Inc. .....................................................    132,700      962,075
  a  Continental Materials Corp. ...................................................     50,000    1,706,250
     Insteel Industries, Inc. ......................................................    260,000    1,348,750
     Monarch Machine Tool Co. ......................................................    101,000      669,125
  a  Napco Security Systems, Inc. ..................................................     33,000      144,375
  a  Nashua Corp. ..................................................................    142,900    2,188,156
     Pitt-Des Moines, Inc. .........................................................     90,000    2,036,250
     TAB Products Co. ..............................................................     15,000      111,563
a,d  Temtex Industries, Inc. .......................................................    265,500      829,688
  a  Todd Shipyards Corp. ..........................................................      2,500       13,125
     TransPro, Inc. ................................................................    230,000    1,423,125
                                                                                                  ----------
                                                                                                  14,341,857
                                                                                                  ----------

     RETAIL TRADE 8.8%
  a  Catherines Stores Corp. .......................................................    149,500    1,270,750
     DEB Shops, Inc. ...............................................................    130,000    1,178,125
  a  Designs, Inc. .................................................................    700,000      700,000
  a  Jacobson Stores, Inc. .........................................................     87,200      610,400
  a  Jos. A. Bank Clothiers, Inc. ..................................................     33,500      198,906
  a  Lechters, Inc. ................................................................    640,000    2,080,000
  a  Little Switzerland, Inc. ......................................................    290,000      888,125
  a  S & K Famous Brands, Inc. .....................................................     60,000      615,000
  a  Syms Corp. ....................................................................    100,600    1,012,288
  a  Trak Auto Corp. ...............................................................     54,000      428,625
  a  United Retail Group, Inc. .....................................................    328,000    3,075,000
a,d  Village Super Market, Inc., Class A ...........................................     95,000    1,425,000
     Wolohan Lumber Co. ............................................................    138,000    1,759,500
     Zions Co-Op Mercantile Institution ............................................      9,400      140,413
                                                                                                  ----------
                                                                                                  15,382,132
                                                                                                  ----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (cont.)


     FRANKLIN MICROCAP VALUE FUND                                                      SHARES        VALUE
------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (cont.)
     TECHNOLOGY SERVICES 2.0%
a,d  Government Technology Services, Inc. ..........................................    473,000  $ 2,010,250
  a  Interlink Computer Sciences, Inc. .............................................    380,000    1,425,000
                                                                                                 -----------
                                                                                                   3,435,250
                                                                                                 -----------

     TRANSPORTATION 4.1%
  a  Crowley Maritime Corp. ........................................................      2,200    3,423,200
     Providence and Worchester Railroad Co. ........................................    159,400    1,773,325
a,d  TransFinancial Holdings, Inc. .................................................    336,000    1,932,000
                                                                                                 -----------
                                                                                                   7,128,525
                                                                                                 -----------

     UTILITIES 4.4%
a,d  Atlantic Tele-Network, Inc. ...................................................    300,000    2,868,750
  a  Bangor Hydro-Electric Co. .....................................................    100,000    1,193,750
     Citizens Electric Co. .........................................................      4,600      304,750
     Green Mountain Power Corp. ....................................................    100,000    1,437,500
  d  Maine Public Service Co. ......................................................    120,000    1,875,000
                                                                                                 -----------
                                                                                                   7,679,750
                                                                                                 -----------
     TOTAL COMMON STOCKS (COST $160,710,356) .......................................             161,890,539
                                                                                                 -----------
     PREFERRED STOCKS
  a  Craig Corp. (Cost $59,211) ....................................................      8,400       63,000
                                                                                                 -----------
     TOTAL LONG TERM INVESTMENTS (COST $160,769,567) ...............................             161,953,539
                                                                                                 -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)


                                                                                                   PRINCIPAL
   FRANKLIN MICROCAP VALUE FUND                                                                      AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
c  REPURCHASE AGREEMENT 6.3% ...................................................................  $ 11,084,587       $ 11,084,587
                                                                                                                     ------------
Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value $11,089,529) (COST $11,084,587)
  Barclays Capital Group, Inc. (Maturity Value $1,139,827)
  Chase Securities, Inc. (Maturity Value $1,139,827)
  CIBC Wood Gundy Securities Corp. (Maturity Value $1,139,827)
  Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $1,139,827)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,139,827)
  Dresdner Kleinwort Benson North America, L.L.C. (Maturity Value $831,086)
  Greenwich Capital Markets, Inc. (Maturity Value $1,139,827)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $1,139,827)
  Paribas Corp. (Maturity Value $1,139,827)
  SBC Warburg Dillon Read, Inc. (Maturity Value $1,139,827)
    Collateralized by U.S. Treasury Bills and Notes
                                                                                                                     ------------
TOTAL INVESTMENTS (COST $171,854,154) 98.5% ....................................................                      173,038,126
OTHER ASSETS, LESS LIABILITIES 1.5% ............................................................                        2,597,245
                                                                                                                     ------------
NET ASSETS 100.0% ..............................................................................                     $175,635,371
                                                                                                                     ============


a  Non-income producing.
c  See Note 1(d) regarding joint repurchase agreement.
d  See Note 6 regarding holdings of 5% voting securities.


                      See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights


FRANKLIN VALUE FUND

                                                                                          CLASS I
                                                                               -------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                                               -------------------------------
                                                                                   1998      1997     1996(2)
                                                                               -------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................     $24.68    $17.15     $15.00
                                                                               -------------------------------
Income from investment operations:
 Net investment income (loss) ...............................................       (.03)      .08        .05
 Net realized and unrealized gains (losses) .................................      (6.45)     7.90       2.15
                                                                               -------------------------------
Total from investment operations ............................................      (6.48)     7.98       2.20
                                                                               -------------------------------
Less distributions from:
 Net investment income ......................................................       (.01)     (.08)      (.05)
 Net realized gains .........................................................       (.21)     (.37)        --
                                                                               -------------------------------
Total distributions .........................................................       (.22)     (.45)      (.05)
                                                                               -------------------------------
Net asset value, end of year ................................................     $17.98    $24.68     $17.15
                                                                               ===============================

Total return* ...............................................................     (26.48%)   47.43%     14.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................    $98,288   $78,897     $7,828
Ratios to average net assets:
 Expenses ...................................................................       1.32%     1.32%      1.35%**
 Expenses excluding waiver and payments by affiliate ........................       1.38%     1.41%      2.87%**
 Net investment income (loss) ...............................................       (.16%)     .27%       .57%**
Portfolio turnover rate .....................................................      36.88%    13.92%     32.52%


* Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized.
** Annualized
(2) For the period March 11, 1996 (effective date) to October 31, 1996.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN VALUE FUND (CONT.)

                                                                                            Class II
                                                                                  -----------------------------
                                                                                      Year Ended October 31,
                                                                                  -----------------------------
                                                                                    1998      1997      1996(3)
                                                                                  -----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................     $24.59     $17.14    $16.38
                                                                                  ---------------------------
Income from investment operations:
 Net investment income (loss) ...............................................       (.13)      (.02)      .01
 Net realized and unrealized gains (losses) .................................      (6.43)      7.84       .76
                                                                                  ---------------------------
Total from investment operations ............................................      (6.56)      7.82       .77
                                                                                  ---------------------------
Less distributions from:
 Net investment income ......................................................         --         --      (.01)
 Net realized gains .........................................................       (.21)      (.37)       --
                                                                                  ---------------------------
Total distributions .........................................................       (.21)      (.37)     (.01)
                                                                                  ---------------------------
Net asset value, end of year ................................................     $17.82     $24.59    $17.14
                                                                                  ===========================

Total return* ...............................................................     (26.93%)    46.40%     4.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................    $41,694    $21,554      $434
Ratios to average net assets:
 Expenses ...................................................................       1.97%      1.87%     2.00%**
 Expenses excluding waiver and payments by affiliate ........................       2.03%      1.96%     3.52%**
 Net investment loss ........................................................       (.81%)     (.30%)    (.08%)**
Portfolio turnover rate .....................................................      36.88%     13.92%    32.52%


* Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized.
** Annualized
(3)For the period September 1, 1996 (effective date) to October 31, 1996.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN VALUE FUND (CONT.)

                                                                                          ADVISOR CLASS
                                                                                     ----------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                                     ----------------------
                                                                                          1998       1997(4)
                                                                                     ----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................     $24.72     $18.75
                                                                                        ------------------
Income from investment operations:
 Net investment income .............................................................        .04        .10
 Net realized and unrealized gains (losses) ........................................      (6.45)      5.95
                                                                                        ------------------
Total from investment operations ...................................................      (6.41)      6.05
                                                                                        ------------------

Less distributions from:
 Net investment income .............................................................       (.03)      (.08)
 Net realized gains ................................................................       (.21)        --
                                                                                        ------------------
Total distributions ................................................................       (.24)      (.08)
                                                                                        ------------------
Net asset value, end of year .......................................................     $18.07     $24.72
                                                                                        ==================

Total return* ......................................................................     (26.18%)    32.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................................     $4,739     $4,495
Ratios to average net assets:
 Expenses ..........................................................................       0.97%       .98%**
 Expenses excluding waiver and payments by affiliate ...............................       1.03%      1.07%**
 Net investment income .............................................................       0.19%       .59%**

Portfolio turnover rate ............................................................      36.88%     13.92%


*   Total return is not annualized.
**  Annualized
(4) For the period January 1, 1997 (effective date) to October 31, 1997.


                      See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998


                                                                                      SHARES/
    FRANKLIN VALUE FUND                                                               WARRANTS       VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCK, WARRANTS & RIGHTS 95.3%
    COMMERCIAL SERVICES 2.9%
  a Corrections Corp. of America ..................................................     80,000  $  1,540,000
  a Kevco, Inc. ...................................................................     41,900       371,863
    Nash-Finch Co. ................................................................     24,000       363,000
  a Rush Enterprises, Inc. ........................................................     63,000       716,625
    Unisource Worldwide, Inc. .....................................................    132,400     1,216,425
                                                                                                ------------
                                                                                                   4,207,913
                                                                                                ------------

    CONSUMER DURABLES 8.6%
  a Acorn Products, Inc. ..........................................................     64,000       600,000
  a Cannondale Corp. ..............................................................    203,200     2,209,800
    Coachmen Industries, Inc. .....................................................     67,000     1,549,375
    D.R. Horton, Inc. .............................................................     78,000     1,238,250
  a Ekco Group, Inc. ..............................................................     81,100       293,988
a,d Engel General Developers, Ltd. ................................................    237,000       977,625
    Engle Homes, Inc. .............................................................     38,000       489,250
    Flexsteel Industries, Inc. ....................................................     46,200       485,100
    M/I Schottenstein Homes, Inc. .................................................     49,900     1,041,663
    Mattel, Inc. ..................................................................     40,000     1,435,000
  a RockShox, Inc. ................................................................    108,800       312,800
  a Sola International, Inc. ......................................................     58,000     1,112,875
  a TBC Corp. .....................................................................    107,500       745,781
                                                                                                ------------
                                                                                                  12,491,507
                                                                                                ------------

    CONSUMER NON-DURABLES 11.2%
  a Chic By H.I.S., Inc. ..........................................................     20,000        73,750
    DIMON, Inc. ...................................................................    354,000     4,579,875
  a Ridgeview, Inc. ...............................................................    137,800       396,175
    Schweitzer-Mauduit International, Inc. ........................................     62,300     1,133,081
    Standard Commercial Corp. .....................................................    302,000     2,321,625
  a Tropical Sportswear International Corp. .......................................    267,000     5,340,000
    Wolverine World Wide, Inc. ....................................................    185,000     2,416,563
                                                                                                ------------
                                                                                                  16,261,069
                                                                                                ------------

    CONSUMER SERVICES .6%
  a Aztar Corp. ...................................................................    168,000       871,500
                                                                                                ------------

    ELECTRONIC TECHNOLOGY 10.5%
  a Aehr Test Systems .............................................................    212,000     1,007,000
  a Alliant Techsystems, Inc. .....................................................     22,600     1,582,000
    Astro-Med, Inc. ...............................................................     93,700       585,625
  a Dunn Computer Corp. ...........................................................     98,000       281,750
    Elbit Systems, Ltd. (Israel) ..................................................    134,700     1,557,469
  a ESCO Electronics Corp. ........................................................     43,000       537,500
  a FLIR Systems, Inc. ............................................................     52,700       889,313
  a Hurco Companies, Inc. .........................................................     34,200       207,338
  a Komag, Inc. ...................................................................     90,000       506,250
  a Ladish Co., Inc. ..............................................................    210,000     1,798,125
  a NCR Corp. .....................................................................     56,000     1,883,000

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)


                                                                                      SHARES/
    FRANKLIN VALUE FUND                                                               WARRANTS       VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCK, WARRANTS & RIGHTS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
  a RadiSys Corp. .................................................................     31,500     $ 606,375
  a Read-Rite Corp. ...............................................................    100,000     1,075,000
  a SPACEHAB, Inc. ................................................................    209,700     1,782,450
  a Spectralink Corp. .............................................................     22,300        52,963
    United Industrial Corp. .......................................................     75,500       783,313
                                                                                                  ----------
                                                                                                  15,135,471
                                                                                                  ----------
    ENERGY MINERALS 1.4%
  a Nuevo Energy Co. ..............................................................     94,000     1,991,625
                                                                                                  ----------

    FINANCE 14.6%

  a Acceptance Insurance Companies, Inc. ..........................................     65,000     1,275,625
  a American Safety Insurance Group, Ltd. .........................................    190,000     1,852,500
    Executive Risk, Inc. ..........................................................     18,100       859,750
    Household International, Inc. .................................................     42,000     1,535,625
  a Matrix Capital Corp. ..........................................................    118,400     1,406,000
    MMI Companies, Inc. ...........................................................    196,000     3,148,250
    PAULA Financial ...............................................................     20,000       158,750
  a PBOC Holdings, Inc. ...........................................................    100,000       962,500
    Penn-America Group, Inc. ......................................................    160,000     1,510,000
    Presidential Life Corp. .......................................................     26,800       485,750
  a Professionals Group Inc. ......................................................     62,000     1,829,000
  a Seibels Bruce Group, Inc. .....................................................    312,000     1,170,000
  a Symons International Group, Inc. ..............................................    115,500       721,875
    Terra Nova (Bermuda) Holdings, Ltd., Class A ..................................     33,000       915,750
    The Centris Group, Inc. .......................................................    173,700     1,639,294
    The PMI Group, Inc. ...........................................................     33,700     1,699,744
                                                                                                  ----------
                                                                                                  21,170,413
                                                                                                  ----------
    HEALTH SERVICES .6%
  a Cohr, Inc. ....................................................................    300,000       900,000
                                                                                                  ----------

    HEALTH TECHNOLOGY 3.0%
  a DepoTech Corp. ................................................................    600,000       881,280
  a Matrix Pharmaceutical, Inc. ...................................................     98,200       245,500
  a OrthoLogic Corp. ..............................................................    403,000     1,259,375
    West Co., Inc. ................................................................     68,300     2,027,656
                                                                                                  ----------
                                                                                                   4,413,811
                                                                                                  ----------

    INDUSTRIAL SERVICES 8.2%
  a Atwood Oceanics, Inc. .........................................................     69,000     1,940,625
    Butler Manufacturing Co. ......................................................     27,100       609,750
  a Cliffs Drilling Co. ...........................................................     90,000     2,058,750
  a Cogeneration Corp. of America .................................................      3,000        26,812
  a Conrad Industries, Inc. .......................................................     99,500       696,500
    ENSCO International, Inc. .....................................................    135,000     1,814,063
  a Perini Corp. ..................................................................    177,000     1,017,750
  a Rowan Companies, Inc. .........................................................    195,000     2,839,688
    Santa Fe International Corp. ..................................................     50,000       921,875
                                                                                                  ----------
                                                                                                  11,925,813
                                                                                                  ----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)


                                                                                      SHARES/
    FRANKLIN VALUE FUND                                                               WARRANTS       VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCK, WARRANTS & RIGHTS (CONT.)
    NON-ENERGY MINERALS 3.0%
    Carpenter Technology Corp. ....................................................     45,000  $  1,577,813
    LTV Corp. .....................................................................    260,000     1,592,500
  a Lone Star Technologies, Inc. ..................................................    105,000     1,115,625
                                                                                                ------------
                                                                                                   4,285,938
                                                                                                ------------

    PROCESS INDUSTRIES 2.4%
    M. A. Hanna Co. ...............................................................     70,000     1,028,125
    RPM, Inc. .....................................................................     66,000     1,109,625
    Sherwin-Williams Co. ..........................................................     10,500       264,469
    Tuscarora, Inc. ...............................................................     53,400       694,200
  a Valley National Gases, Inc. ...................................................     45,000       315,000
                                                                                                ------------
                                                                                                   3,411,419
                                                                                                ------------

    PRODUCER MANUFACTURING 13.2%
  a Atchison Casting Corp. ........................................................    168,800     1,614,150
    Baldor Electric Co. ...........................................................     15,600       327,600
    Commercial Intertech Corp. ....................................................     42,000       748,125
    Commonwealth Industries, Inc. .................................................    119,400       902,963
  a Denison International Plc, ADR (United Kingdom) ...............................     31,600       466,100
    Easco, Inc. ...................................................................    108,300       961,163
    Flowserve Corp. ...............................................................     22,000       396,000
  a Global Industrial Technologies, Inc. ..........................................    133,100     1,156,306
    Haskel International, Inc., Class A ...........................................    148,500     1,633,500
  a Holophane Corp. ...............................................................     23,500       500,844
    JLG Industries, Inc. ..........................................................    272,000     4,505,000
  a Keystone Consolidated Industries, Inc. ........................................     85,600       599,200
  a Morgan Products, Ltd. .........................................................    220,000       550,000
    Myers Industries, Inc. ........................................................     41,200       988,800
    Patrick Industries, Inc. ......................................................     91,600     1,396,900
    Superior Industries International, Inc. .......................................     31,000       811,813
    Watts Industries, Inc., Class A ...............................................     84,000     1,543,500
                                                                                                ------------
                                                                                                  19,101,964
                                                                                                ------------

    RETAIL TRADE 4.6%
  a Brookstone, Inc. ..............................................................    106,400     1,216,950
  a Duckwall-Alco Stores, Inc. ....................................................    122,200     1,374,750
  a Footstar, Inc. ................................................................     25,700       671,413
  a Little Switzerland, Inc. ......................................................     31,000        94,938
    Schultz Sav-O Stores, Inc. ....................................................     63,250     1,012,000
  a Syms Corp. ....................................................................    222,600     2,239,913
                                                                                                ------------
                                                                                                   6,609,964
                                                                                                ------------

    TECHNOLOGY SERVICES 2.5%
  a Interlink Computer Sciences, Inc. .............................................    104,000       390,000
  a Manchester Equipment Co., Inc. ................................................     21,700        69,169
    Reynolds & Reynolds Co., Class A ..............................................    104,500     1,881,000
  a Ultrak, Inc. ..................................................................    166,000     1,307,250
                                                                                                ------------
                                                                                                   3,647,419
                                                                                                ------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)


                                                                                      SHARES/
    FRANKLIN VALUE FUND                                                               WARRANTS       VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCK, WARRANTS & RIGHTS (CONT.)
    TRANSPORTATION 8.0%
  a Eagle USA Airfreight, Inc. ....................................................     89,900  $  1,151,842
  a Fritz Companies, Inc. .........................................................     71,000       630,122
    Kenan Transport Co. ...........................................................     70,150     2,104,500
  a Motor Cargo Industries, Inc. ..................................................    319,200     2,773,050
    Teekay Shipping Corp. (Canada) ................................................     40,000       700,000
    Tidewater, Inc. ...............................................................    147,000     4,161,934
                                                                                                ------------
                                                                                                  11,521,448
                                                                                                ------------

    TOTAL COMMON STOCK, WARRANTS & RIGHTS (COST $183,979,822) .....................              137,947,274
                                                                                                ------------
                                                                                    PRINCIPAL
                                                                                      AMOUNT
                                                                                    ----------
    CORPORATE BONDS 0.2%
    Hechinger Co., senior notes, 6.95%, 10/15/03 (Cost $287,500) .................. $  500,000       342,500
                                                                                                -------------
    CONVERTIBLE CORPORATE BONDS 0.5%
    SPACEHAB, Inc., cvt. sub. notes, 144A, 8.00%, 10/15/07 (Cost $1,000,000) ......  1,000,000       785,000
                                                                                                -------------
    TOTAL BONDS (COST $1,287,500) .................................................                1,127,500
                                                                                                -------------
    TOTAL LONG TERM INVESTMENTS (COST $185,267,322) ...............................              139,074,774
                                                                                                -------------
  c REPURCHASE AGREEMENT 3.7%
    Joint Repurchase Agreement, 5.350%, 11/02/98 (Maturity Value $5,421,803)
      (COST $5,419,387) ...........................................................  5,419,387     5,419,387
      Barclays Capital Group, Inc. (Maturity Value $557,027)
      Chase Securities, Inc. (Maturity Value $557,027)
      CIBC Wood Gundy Securities Corp. (Maturity Value $557,027)
      Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $557,027)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $557,027)
      Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $406,147)
      Greenwich Capital Markets, Inc. (Maturity Value $557,027)
      NationsBanc Montgomery Securities, L.L.C. (Maturity Value $557,027)
      Paribas Corp. (Maturity Value $557,027)
      SBC Warburg Dillon Read, Inc. (Maturity Value $557,027)
        Collateralized by U.S. Treasury Bills and Notes
                                                                                               -------------
    TOTAL INVESTMENTS (COST $190,686,709) 99.7% ...................................              144,494,161
    OTHER ASSETS, LESS LIABILITIES .3% ............................................                  226,427
                                                                                               -------------
    NET ASSETS 100.0% .............................................................            $ 144,720,588
                                                                                               =============


a  Non-income producing
c  See Note 1(d) regarding joint repurchase agreement.

                      See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements

Statements of Assets and Liabilities
October 31, 1998

                                                    Franklin          Franklin           Franklin
                                                 Balance Sheet        MicroCap             Value
                                                Investment Fund      Value Fund             Fund
                                                -----------------------------------------------------
Assets:
 Investments in securities:
  Cost- Unaffiliated issuers ..............     $  686,516,742     $  106,892,398     $  185,267,322
  Cost- Non-controlled affiliated issuers .        418,351,640         53,877,169               --
                                                ====================================================
  Value- Unaffiliated issuers .............        777,950,441        113,316,397        139,074,774
  Value- Non-controlled affiliated issuers         394,605,165         48,637,142               --
 Repurchase agreements, at value and cost .        294,970,775         11,084,587          5,419,387
 Cash .....................................            766,441               --              107,022
 Receivables:
  Investment securities sold ..............            560,187          2,475,742            967,358
  Capital shares sold .....................          3,967,371            826,673            407,675
  Dividends and interest ..................            744,972             24,859             24,626
 Other assets .............................               --                 --                1,400
                                                ----------------------------------------------------
  Total assets ............................      1,473,565,352        176,365,400        146,002,242
                                                ====================================================
Liabilities:
 Payables:
  Investment securities purchased .........          3,075,471             94,351            440,800
  Capital shares redeemed .................          1,009,867            308,158            372,387
  Affiliates ..............................          1,627,001            262,467            338,772
  Shareholders ............................            545,495             51,585             99,040
 Other liabilities ........................            100,350             13,468             30,655
                                                ----------------------------------------------------
  Total liabilities .......................          6,358,184            730,029          1,281,654
                                                ----------------------------------------------------
   Net assets, at value ...................     $1,467,207,168     $  175,635,371     $  144,720,588
                                                ====================================================

Net assets consist of:
 Undistributed net investment income ......     $    2,965,881     $         --       $        --
 Net unrealized appreciation (depreciation)         67,687,224          1,183,972        (46,192,548)
 Accumulated net realized gain ............         53,822,593         13,317,028            693,783
 Capital shares ...........................      1,342,731,470        161,134,371        190,219,353
                                                ----------------------------------------------------
   Net assets, at value ...................     $1,467,207,168     $  175,635,371     $  144,720,588
                                                ====================================================


                      See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
October 31, 1998

                                                                         Franklin            Franklin        Franklin
                                                                      Balance Sheet          MicroCap          Value
                                                                     Investment Fund        Value Fund          Fund
                                                                    ----------------------------------------------------
Class I:
 Net assets, at value                                               $  1,467,207,168     $    175,635,371    $98,287,512
                                                                    ----------------------------------------------------
 Shares outstanding                                                       46,051,441            8,666,162      5,465,994
                                                                    ----------------------------------------------------
 Net asset value per share*                                         $          31.86     $          20.27    $     17.98
                                                                    ----------------------------------------------------
 Maximum offering price (net assets value divided by
 98.5%, 94.25%, and 94.25%, respectively)                           $          32.35     $          21.51    $     19.08
                                                                    ----------------------------------------------------
Class II:
 Net assets, at value                                                           --                   --      $41,693,680
                                                                    ----------------------------------------------------
 Shares outstanding                                                             --                   --        2,339,992
                                                                    ----------------------------------------------------
 Net asset value per share*                                                     --                   --      $     17.82
                                                                    ----------------------------------------------------
 Maximum offering price (net asset value divided by  99%)                       --                   --      $     18.00
                                                                    ----------------------------------------------------
Advisor Class:
 Net assets, at value                                                           --                   --      $ 4,739,396
                                                                    ----------------------------------------------------
 Shares outstanding                                                             --                   --          262,233
                                                                    ----------------------------------------------------
 Net asset value per share and maximum offering price per share                 --                   --      $     18.07
                                                                    ----------------------------------------------------



* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                      See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

Statements of Operations
for the year ended October 31, 1998

                                                                                Franklin            Franklin           Franklin
                                                                              Balance Sheet         MicroCap             Value
                                                                             Investment Fund       Value Fund             Fund
                                                                             -----------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers*                                                       $  16,113,007      $   1,464,577      $   1,341,954
  Non-controlled affiliated issuers (Note 6)                                      3,783,272            182,355               --
 Interest                                                                        15,400,170            600,160            516,874
                                                                             -----------------------------------------------------
  Total investment income                                                        35,296,449          2,247,092          1,858,828
                                                                             -----------------------------------------------------
Expenses:
 Management fees (Note 3)                                                         6,868,491          1,528,066          1,200,877
 Distribution fees (Note 3)
  Class I                                                                         4,255,930            532,540            400,403
  Class II                                                                             --                 --              412,396
 Transfer agent fees (Note 3)                                                     1,866,604            298,511            278,374
 Custodian fees                                                                      55,322              2,918              3,421
 Reports to shareholders                                                            261,186             45,917             47,701
 Registration and filing fees                                                       223,615             36,298             94,702
 Professional fees                                                                   46,486              8,485              7,108
 Trustees' fees and expenses                                                         28,647              4,112              3,084
 Other                                                                               14,440              5,737              6,907
                                                                             -----------------------------------------------------
      Total expenses                                                             13,620,721          2,462,584          2,454,973
      Expenses waived/paid by affiliate (Note 3)                                       --                 --              (95,483)
       Net expenses                                                              13,620,721          2,462,584          2,359,490
                                                                             -----------------------------------------------------
        Net investment income (losses)                                           21,675,728           (215,492)          (500,662)
                                                                             -----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gains (losses) from:
  Investments in unaffiliated issuers                                            14,361,281         13,385,788            692,004
  Investments in non-controlled affiliated issuers (Note 6)                      32,957,836            242,097               --
  Closed-end funds distributions                                                  6,515,025               --                 --
  Foreign currency transactions                                                     (60,212)              --                  866
                                                                             -----------------------------------------------------
   Net realized gain                                                             53,773,930         13,627,885            692,870
                                                                             -----------------------------------------------------
 Net unrealized appreciation (depreciation) on:
  Investments                                                                  (140,503,771)       (36,789,537)       (54,892,244)
  Translation of assets and liabilities denominated in foreign currencies             1,418               --                 --
                                                                             -----------------------------------------------------
   Net unrealized depreciation                                                 (140,502,353)       (36,789,537)       (54,892,244)
                                                                             -----------------------------------------------------
Net realized and unrealized loss                                                (86,728,423)       (23,161,652)       (54,199,374)
                                                                             -----------------------------------------------------
Net decrease in net assets resulting from operations                          $ (65,052,695)     $ (23,377,144)     $ (54,700,036)
                                                                             =====================================================

* Net of foreign taxes of $ 358,716 and $ 7,500 for the Franklin Balance Sheet Investment Fund and Franklin Value Fund, respectively.

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended October 31, 1998 and 1997

                                                         Franklin Balance                      Franklin MicroCap
                                                      Sheet Investment Fund                         Value Fund
                                        -----------------------------------------------------------------------------------
                                                   1998                 1997                 1998                 1997
                                        -----------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment
 income (loss) .......................  $    21,675,728      $    14,167,799      $      (215,492)     $       (78,345)
  Net realized gain from
 investments and foreign
 currency transactions ...............       53,773,930           65,350,389           13,627,885           12,151,934
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets
 and liabilities denominated
 in foreign currencies ...............     (140,502,353)         165,462,247          (36,789,537)          33,546,997
                                        -----------------------------------------------------------------------------------
    Net increase (decrease)
 in net assets resulting
 from operations .....................      (65,052,695)         244,980,435          (23,377,144)          45,620,586
Distributions to shareholders from:
 Net investment income:
  Class I ............................      (21,386,657)         (12,631,986)             (64,132)            (152,942)
  Advisor Class ......................             --                   --                   --                   --
 Net realized gains:
  Class I ............................      (65,036,050)         (53,996,143)         (11,892,928)          (2,930,586)
  Class II ...........................             --                   --                   --                   --
  Advisor Class ......................             --                   --                   --                   --
                                        -----------------------------------------------------------------------------------
Total distributions to
 shareholders ........................      (86,422,707)         (66,628,129)         (11,957,060)          (3,083,528)
Capital share transactions
 (Note 2)
  Class I ............................      395,729,810          387,598,329           19,331,621           29,437,190
  Class II ...........................             --                   --                   --                   --
  Advisor Class ......................             --                   --                   --                   --
                                        -----------------------------------------------------------------------------------
Total capital share transactions .....      395,729,810          387,598,329           19,331,621           29,437,190
                                        -----------------------------------------------------------------------------------
   Net increase in net assets ........      244,254,408          565,950,635          (16,002,583)          71,974,248
Net assets:
 Beginning of year ...................    1,222,952,760          657,002,125          191,637,954          119,663,706
                                        -----------------------------------------------------------------------------------
 End of year .........................  $ 1,467,207,168      $ 1,222,952,760      $   175,635,371      $   191,637,954
                                        ===================================================================================
Undistributed net investment
 income included in net
 assets:
  End of year ........................  $     2,965,881      $     2,723,942      $          --        $          --
                                        ===================================================================================

                                                          Franklin
                                                         Value Fund
                                        ------------------------------------
                                                   1998                 1997
                                        ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment
 income (loss) .......................  $      (500,662)     $        72,999
  Net realized gain from
 investments and foreign
 currency transactions ...............          692,870            1,067,208
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets
 and liabilities denominated
 in foreign currencies ...............      (54,892,244)           8,386,549
                                        ------------------------------------
    Net increase (decrease)
 in net assets resulting
 from operations .....................      (54,700,036)           9,526,756
Distributions to shareholders from:
 Net investment income:
  Class I ............................          (43,246)             (66,816)
  Advisor Class ......................           (5,419)              (3,903)
 Net realized gains:
  Class I ............................         (750,851)            (192,201)
  Class II ...........................         (237,831)             (10,143)
  Advisor Class ......................          (40,254)                --
                                        ------------------------------------
Total distributions to
 shareholders ........................       (1,077,601)            (273,063)
Capital share transactions
 (Note 2)
  Class I ............................       57,685,763           63,130,877
  Class II ...........................       35,364,755           20,208,077
  Advisor Class ......................        2,051,351            4,091,936
                                        ------------------------------------
Total capital share transactions .....       95,551,869           87,430,890
                                        ------------------------------------
   Net increase in net assets ........       39,774,232           96,684,583
Net assets:
 Beginning of year ...................      104,946,356            8,261,773
                                        ------------------------------------
 End of year .........................  $   144,720,588      $   104,946,356
                                        ====================================
Undistributed net investment
 income included in net
 assets:
  End of year ........................  $          --        $         4,129
                                        ====================================


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

a. ORGANIZATION:

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of three series (the Funds). The Funds' investment objectives are growth and income.

The following summarizes the Funds' significant accounting policies.

b. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

c. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

d. JOINT REPURCHASE AGREEMENT:

The Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1998, all outstanding repurchase agreements held by the Funds had been entered into on October 30th.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

        CLASS I                                      CLASS I, CLASS II, & ADVISOR CLASS
        --------------------------------------------------------------------------------
        Franklin Balance Sheet Investment Fund       Franklin Value Fund
        Franklin MicroCap Value Fund

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

At October 31, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the funds' shares were as follows:

                                          Franklin Balance               Franklin MicroCap               Franklin
                                       Sheet Investment Fund                 Value Fund                 Value Fund
                                   ------------------------------------------------------------------------------------------
Class I Shares:                       Shares       Amount           Shares        Amount          Shares           Amount
                                   ------------------------------------------------------------------------------------------
Year ended October 31, 1998
 Shares sold .................     18,222,491   $ 633,618,542     2,069,052   $  48,313,995     5,324,861      $ 124,490,260
 Shares issued in reinvestment
 of distributions ............      2,376,759      78,351,007       486,486      10,804,862        30,315            723,006
 Shares redeemed .............     (9,270,237)   (316,239,739)   (1,778,377)    (39,787,236)   (3,086,439)       (67,527,503)
                                   ------------------------------------------------------------------------------------------
 Net increase ................     11,329,013   $ 395,729,810       777,161   $  19,331,621     2,268,737      $  57,685,763
                                   ==========================================================================================

Year ended October 31, 1997
 Shares sold .................     14,624,224   $ 470,566,560     2,302,643   $  48,279,959     3,359,946      $  77,528,012
 Shares issued in reinvestment
 of distributions ............      2,029,002      58,119,661       148,129       2,750,756        12,980            240,426
 Shares redeemed .............     (4,466,272)   (141,087,892)   (1,050,071)    (21,593,525)     (632,076)       (14,637,561)
                                   ------------------------------------------------------------------------------------------
 Net increase ................     12,186,954   $ 387,598,329     1,400,701   $  29,437,190     2,740,850      $  63,130,877
                                   ==========================================================================================

Class II Shares:
Year ended October 31, 1998
 Shares sold .................................................................................. 2,011,944      $  46,831,107
 Shares issued in reinvestment of distributions ...............................................     9,086            215,872
 Shares redeemed ..............................................................................  (557,458)       (11,682,224)
                                                                                                -----------------------------
 Net increase ................................................................................. 1,463,572      $  35,364,755
                                                                                                =============================

Year ended October 31, 1997
 Shares sold ..................................................................................   886,618      $  21,017,778
 Shares issued in reinvestment of distributions ...............................................       446              8,061
 Shares redeemed ..............................................................................   (35,962)          (817,762)
                                                                                                -----------------------------
 Net increase .................................................................................   851,102      $  20,208,077
                                                                                                =============================

Advisor Class:
Year ended October 31, 1998
 Shares sold ..................................................................................   306,114      $   7,058,256
 Shares issued in reinvestment of distributions ...............................................     1,904             45,486
 Shares redeemed ..............................................................................  (227,624)        (4,602,391)
                                                                                                -----------------------------
 Net increase .................................................................................    80,394      $   2,501,351
                                                                                                =============================

Year ended October 31, 1997*
 Shares sold ..................................................................................   217,368      $   4,869,043
 Shares issued in reinvestment of distributions ...............................................       187              3,903
 Shares redeemed ..............................................................................   (35,716)          (781,010)
                                                                                                -----------------------------
 Net increase .................................................................................   181,839      $   4,091,936
                                                                                                =============================


*Effective date of Advisor Class shares was January 2, 1997.

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisory Services, Inc. (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

       Annualized
        Fee Rate    Daily Net Assets
       ----------------------------------------------------------------
          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .750% per year of the average daily net assets of the Fund.

The Franklin Value Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

       Annualized
        Fee Rate    Daily Net Assets
       ----------------------------------------------------------------
          .750%     First $500 million
          .625%     Over $500 million, up to and including $1 billion
          .500%     In excess of $1 billion

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Funds.

Advisory Services agreed in advance to waive management fees for the Franklin Value Fund, as noted in the Statement of Operations.

The Franklin Value Fund reimburses Distributors up to .35% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, and the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Fund reimburse Distributors up to .25% per year of the average daily net assets of Class I for costs incurred in marketing the Funds' shares.

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                         FRANKLIN          FRANKLIN         FRANKLIN
                                       BALANCE SHEET       MICROCAP          VALUE
                                      INVESTMENT FUND     VALUE FUND          FUND
                                      ----------------------------------------------
Net commissions received (paid) ....    $(1,479,392)       $101,417       $(285,283)
Contingent deferred sales charges ..    $     2,019        $     --       $  32,447

The Funds paid transfer agent fees of $2,443,489, of which $1,414,566 was paid to Investor Services.


4. INCOME TAXES

At October 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                     FRANKLIN               FRANKLIN            FRANKLIN
                                   BALANCE SHEET            MICROCAP              VALUE
                                  INVESTMENT FUND          VALUE FUND              FUND
                                  ----------------------------------------------------------
Investments at cost .......       $ 1,399,840,720        $ 171,877,623        $ 190,686,709
                                  ==========================================================
Unrealized appreciation ...       $   220,129,011        $  24,651,022        $   7,679,851
Unrealized depreciation ...          (152,443,350)         (23,490,519)         (53,872,399)
                                  ==========================================================
Net unrealized appreciation
 (depreciation) ...........       $    67,685,661        $   1,160,503        $ (46,192,548)
                                  ==========================================================


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1998 were as follows:

                      FRANKLIN          FRANKLIN         FRANKLIN
                    BALANCE SHEET       MICROCAP           VALUE
                   INVESTMENT FUND     VALUE FUND           FUND
                   -------------------------------------------------
Purchases ....      $351,650,765       $61,463,193      $152,600,935
Sales ........      $141,562,253       $61,176,224      $ 55,454,838

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at October 31, 1998 were as follows:

                                              NUMBER OF                                  NUMBER OF
                                           SHARES HELD AT      GROSS       GROSS      SHARES HELD AT      VALUE AT        DIVIDEND
NAME OF ISSUER                            OCTOBER 31, 1997   ADDITIONS   REDUCTIONS  OCTOBER 31, 1998  OCTOBER 31, 1998    INCOME
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET
INVESTMENT FUND
ACMAT Corp., Class A ...................         295,000            --         --         295,000       $ 4,535,625       $     --
A.P. Green Industries, Inc. ............         521,300            --    521,300              --                 *         41,704
Allen Organ Co., Class B ...............          83,000            --         --          83,000         2,905,000         46,480
American Pacific Corp. .................         421,100            --         --         421,100         3,000,338             --
Audiovox Corp., Class A ................       1,053,900       666,100         --       1,720,000         9,460,000             --
Aydin Corp. ............................         270,000            --         --         270,000         2,126,250             --
Aztar Corp. ............................       3,210,000       190,000         --       3,400,000        17,637,500             --
Binks Sames Corp. ......................         149,300            --    149,300              --                 *         14,930
Buttrey Food and Drug Stores Co. .......         467,700            --    467,700              --                 *             --
Castle & Cooke, Inc. ...................       1,270,000       512,400         --       1,782,400        27,850,000             --
Charming Shoppes, Inc. .................              --     6,600,000         --       6,600,000        24,750,000             --
Cherry Corp., Class A ..................         408,900            --         --         408,900         5,469,038             --
Cherry Corp., Class B ..................         271,000            --         --         271,000         3,319,750             --
Chic By H.I.S., Inc. ...................         756,000            --         --         756,000         2,787,750          7,560
Commonwealth Industries, Inc. ..........       1,127,300       172,700         --       1,300,000         9,831,250        246,495
Crown Central Petroleum Corp., Class B .         500,000            --         --         500,000         4,750,000             --
Cyrk, Inc. .............................       1,171,000        16,400         --       1,187,400        10,686,600             --
Delta Woodside Industries, Inc. ........       2,267,500       132,500         --       2,400,000        13,500,000        238,675
Designs, Inc. ..........................         848,000       352,000         --       1,200,000         1,200,000             --
Dixie Group, Inc. ......................         600,000            --         --         600,000         3,450,000         90,000
Echelon International Corp., Inc. ......         490,000        10,000         --         500,000        10,375,000             --
Ecology and Environmental, Inc., Class A         260,000            --         --         260,000         2,405,000         83,200
Enex Resources Corp. ...................         104,500            --    104,500              --                 *         26,125
ESCO Electronics Corp. .................         840,000            --         --         840,000        10,500,000             --
Farah, Inc. ............................         649,300            --    649,300              --                 *             --
Fidelity Bancorp, Inc. .................         144,500            --         --         144,500         2,998,375         57,800
First Financial Bancorp, Inc. ..........          24,000            --     24,000              --                 *             --
Fred's, Inc. ...........................         712,000       138,000         --         850,000        11,103,125        151,500
Garan, Inc. ............................         285,100            --         --         285,100         7,733,338        342,120
Good Guys, Inc. ........................         737,500       250,000         --         987,500         4,937,500             --
Haggar Corp. ...........................         850,000            --         --         850,000        11,103,125        170,000
Handleman Co. ..........................       1,115,000     1,294,000         --       2,409,000        23,939,438             --
Homebase, Inc. .........................       1,483,900     1,816,100         --       3,300,000        22,275,000             --
Insteel Industries, Inc. ...............         565,300        14,700         --         580,000         3,008,750        139,200
International Shipholding Corp. ........         652,300         7,700         --         660,000        10,601,250        165,000
Jacobson Stores, Inc. ..................         298,100            --         --         298,100         2,086,700             --
KLLM Transport Services, Inc. ..........              --       322,000                    322,000         2,616,250             --
Kaneb Services, Inc. ...................       2,463,000       737,000         --       3,200,000        14,600,000             --

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (cont.)

                                             NUMBER OF                                    NUMBER OF
                                          SHARES HELD AT       GROSS        GROSS       SHARES HELD AT      VALUE AT        DIVIDEND
NAME OF ISSUER                           OCTOBER 31, 1997    ADDITIONS    REDUCTIONS   OCTOBER 31, 1998  OCTOBER 31, 1998    INCOME
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET
INVESTMENT FUND (CONT.)
Lechters, Inc. ........................             --        861,600            --         861,600       $ 2,800,200       $     --
M.D.C. Holdings, Inc. .................      1,069,300             --       334,300         735,000                 *        136,158
Maynard Oil Co. .......................             --        268,000            --         268,000         2,772,138             --
Merchants Group, Inc. .................        257,800             --            --         257,800         5,252,675         51,560
Monarch Machine Tool Co. ..............        250,000             --            --         250,000         1,656,250         50,000
Nash-Finch Co. ........................        699,100        300,900            --       1,000,000        15,125,000        632,754
Oshkosh Truck Corp., Class B ..........        483,000             --        22,600         460,400        12,603,450        235,850
Pitt-Des Moines, Inc. .................        177,500        182,500            --         360,000                 *        261,813
Pulaski Furniture Corp. ...............        192,000             --            --         192,000         4,176,000        130,560
Rochester & Pittsburgh Coal Co. .......        172,000             --       172,000              --                 *         78,000
Ryland Group, Inc. ....................        834,800             --       834,800              --                 *         56,992
Standard Microsystems Corp. ...........        700,000        675,000            --       1,375,000         9,281,250             --
Stewart Information Services Corp. ....        465,000             --        65,000         400,000        20,050,000        131,656
Syms Corp. ............................             --      1,110,000            --       1,110,000        11,169,375             --
TransFinancial Holdings, Inc. .........             --        270,000            --         270,000         1,552,500             --
TransPro, Inc. ........................         25,300        344,700            --         370,000         2,289,375         51,540
U.S. Home Corp. .......................        700,800             --        40,800         660,000                 *             --
Unique Casual Restaurants, Inc. .......        764,500        220,500            --         985,000         4,925,000             --
VICORP Restaurants, Inc. ..............             --        480,000            --         480,000         6,780,000             --
Wolohan Lumber Co. ....................        520,000             --            --         520,000         6,630,000        145,600
                                                                                                         ---------------------------
TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                                                  $394,605,165     $3,783,272
                                                                                                         ===========================
FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., Class A ..................        150,000             --            --         150,000       $ 2,306,250       $     --
Aerovox, Inc. .........................        291,600        238,400            --         530,000         1,590,000             --
Allou Health and Beauty, Inc., Class A         407,000         50,000            --         457,000         2,742,000             --
Allstate Financial Corp. ..............        209,000             --            --         209,000           692,313             --
American Physicians Service Group, Inc.        247,000             --            --         247,000         1,265,875             --
Art's-Way Manufacturing Co., Inc. .....         82,500             --            --          82,500           556,875             --
Athey Products Corp. ..................        154,000         46,000            --         200,000           762,500             --
Atlantic Tele-Network, Inc. ...........             --        300,000            --         300,000         2,868,750             --
Concord Fabrics, Inc., Class A ........        148,800             --            --         148,800                 *             --
Devcon International Corp. ............        230,000             --        55,000         175,000                 *             --
ECC International Corp. ...............             --        800,000            --         800,000         1,800,000             --
Ecology and Environment, Inc., Class A         110,000             --            --         110,000         1,017,500         35,200

EMCON .................................        650,000             --            --         650,000         2,275,000             --
Espey Manufacturing & Electronics Corp.         93,000             --            --          93,000         1,197,375             --
Gantos, Inc. ..........................        500,000             --       500,000              --                 *             --
Government Technology Services, Inc. ..        400,200         72,800            --         473,000                 *             --
GZA GeoEnvironmental Technologies, Inc.        235,000         75,000            --         310,000         1,472,500             --
Harding Lawson Associates Group, Inc. .        304,900             --            --         304,900         2,439,200             --
High-Lo Automotive, Inc. ..............        809,800             --       809,800              --                 *             --

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (cont.)

                                             NUMBER OF                                    NUMBER OF
                                          SHARES HELD AT       GROSS        GROSS      SHARES HELD AT      VALUE AT       DIVIDEND
NAME OF ISSUER                           OCTOBER 31, 1997    ADDITIONS    REDUCTIONS  OCTOBER 31, 1998  OCTOBER 31, 1998   INCOME
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP
VALUE FUND (CONT.)
Kentucky Electric Steel, Inc. .........       450,000               --            --       450,000       $1,575,000       $    --
Maine Public Service Co. ..............        42,200           77,800            --       120,000        1,875,000        93,275
Maynard Oil Co. .......................            --          298,500            --       298,500        3,087,624            --
Moore Products Co. ....................       134,700               --            --       134,700        3,098,100        53,880
Oriole Homes Corp., Class B ...........       360,000               --           500       359,500        1,168,375            --
Powerhouse Technologies, Inc.** .......       527,000               --       420,000       107,000                *            --
River Oaks Furniture, Inc. ............       394,600               --       394,600            --                *            --
Roy F. Weston, Inc., Class A ..........       570,300           62,700            --       633,000        1,661,625            --
Seneca Foods Corp., Class A ...........            --          175,600            --       175,600        2,151,100            --
Spaghetti Warehouse, Inc. .............       310,000          240,000            --       550,000        3,781,242            --
TEI, Inc. .............................            --        1,000,000        45,000       955,000        1,432,500            --
Temtex Industries, Inc. ...............       265,500               --            --       265,500          829,688            --
TransFinancial Holdings, Inc. .........       336,000               --            --       336,000        1,932,000            --
Treadco, Inc. .........................       222,200           39,200            --       261,400        1,633,750            --
Village Super Market, Inc., Class A ...        23,000           72,000            --        95,000        1,425,000            --
                                                                                                        -------------------------
TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                                                 $48,637,142    $  182,355
                                                                                                        =========================
FRANKLIN VALUE FUND
Engel General Developers, Ltd. ........       248,000               --        11,000       237,000                *            --
                                                                                                        =========================


*As of October 31, 1998 no longer an affiliate.

**Name change on January 9, 1998, previously known as Video Lottery Technologies, Inc.

FRANKLIN VALUE INVESTORS TRUST
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FRANKLIN VALUE INVESTORS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Value Investors Trust, (hereafter referred to as the "Trust") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
December 9, 1998

FRANKLIN VALUE INVESTORS TRUST
TAX INFORMATION

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended October 31, 1998.

Franklin Balance Sheet Investment Fund       $47,164,662
Franklin MicroCap Value Fund                 $ 8,343,987
Franklin Value Fund                          $   692,005

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 1998.

                       FRANKLIN          FRANKLIN     FRANKLIN
                     BALANCE SHEET       MICROCAP      VALUE
                    INVESTMENT FUND     VALUE FUND      FUND
                    ------------------------------------------
                         34.19%            29.36%      100.00%